  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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fuboTV Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1330 Avenue of the Americas
New York, NY 10019

 November , 2020

Dear Shareholders of fuboTV Inc.:

We are pleased to invite you to the 2020 Annual Meeting of Shareholders of fuboTV Inc., or the Annual Meeting, which will be held on December 14th at 12:00 p.m. Eastern Time. Due to health and safety concerns from the coronavirus (COVID-19) outbreak and the increasingly severe protocols that federal, state, and local governments have imposed, we have adopted a virtual format for our Annual Meeting this year. The Annual Meeting (and any adjournment or postponement thereof) will be held this year as a virtual only meeting, accessible at the following website address: https://www.issuerdirect.com/virtual-event/fubo.

Please review this Notice of Annual Meeting and Proxy Statement, which describes the formal business to be transacted and procedures for voting on matters to be considered during the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by phone or by mailing a proxy or voting instruction card. Voting over the Internet, by phone or by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the meeting virtually. Please review the instructions on the proxy or voting instruction card regarding each of these voting options. You may, of course, choose to attend the Annual Meeting virtually and vote your shares virtually during the meeting. To be admitted to the Annual Meeting and vote your shares virtually during the meeting, you will need to enter the Control ID and Request ID numbers found on your proxy card.

However you choose to participate, we encourage you to review this Proxy Statement and to vote your shares as soon as possible.

On behalf of the Board of Directors, thank you for your support.

Sincerely, David Gandler Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 14, 2020 AT 12:00 P.M. EASTERN TIME

Time and Date	12:00 p.m. Eastern Time on December 14, 2020.
Webcast Address
Due to health and safety concerns from the coronavirus (COVID-19) outbreak and the protocols that federal, state, and local governments have imposed, we have adopted a virtual format for our Annual Meeting this year. The Annual Meeting (and any adjournment or postponement thereof) will be held this year as a virtual only meeting, accessible at the following website address: https://www.issuerdirect.com/virtual-event/fubo.

Items of Business
1. To re-elect as directors each of the seven nominees named in the attached Proxy Statement to serve until the earlier of: the next annual shareholders’ meeting, his or her successor being selected and qualified, or his or her earlier death, resignation or removal from office;
2. To approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2019;
3. To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers;
4. To approve the ability of the Company to grant incentive stock options under the 2020 Equity Incentive Plan, or the 2020 Plan, and an amendment to the 2020 Plan to increase its share reserve (collectively referred to as the 2020 Plan Proposal);
5. To ratify a form of indemnification agreement for use with our directors and officers;
6. To ratify the approval of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020; and
7. To transact such other business as may be properly brought before the Annual Meeting or any adjournments or postponement thereof.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date
You are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement that may take place only if you were a shareholder as of the close of business on November 13, 2020.

Meeting Admission
You are invited to attend the Annual Meeting live via webcast if you are a shareholder of record or a beneficial owner of shares of our capital stock, in each case, as of November 13, 2020. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at https://www.issuerdirect.com/virtual-event/fubo.

Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided, or, in most cases, by using the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers” beginning on page 1 of this proxy statement and the instructions on the proxy or voting instruction card. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement. See “Proxy Statement Questions and Answers—What can I do if I change my mind after I vote my shares?” for more details on the process to revoke a proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on December 14, 2020. The proxy statement, the accompanying materials and our 2019 annual report are being mailed on or about November , 2020 to all of our shareholders entitled to vote at the Annual Meeting. A copy of our Proxy Statement and our 2019 annual report are also posted on https://www.issuerdirect.com/virtual-event/fubo and are available from the SEC on its website at www.sec.gov.

By Order of the Board of Directors, Edgar Bronfman, Jr. Executive Chairman of the Board of Directors

1330 Avenue of the Americas
New York, NY 10019

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

fuboTV Inc., sometimes referred to as the Company, fuboTV, we, us, or our, is furnishing this proxy statement, or the Proxy Statement, to our shareholders as of the close of business on November 13, 2020, or the Record Date, for the solicitation of proxies by our Board of Directors, which we refer to as our Board, for the Company’s Annual Meeting of Shareholders to be held on December 14, 2020, at 12:00 p.m. Eastern Time. The Annual Meeting will be held virtually only at the following web address: https://www.issuerdirect.com/virtual-event/fubo.

We are delivering a “full set” of our proxy materials by mail to all of our shareholders of record as of the close of business on the Record Date. Our proxy materials include the Notice of Annual Meeting, or the Notice, this Proxy Statement, and a proxy card, which we refer to collectively as the Proxy Materials. We intend to provide definitive copies of our Proxy Materials to our shareholders on or about November , 2020. In addition to mailing our Proxy Materials, we will also provide access to our Proxy Materials over the Internet at https://www.issuerdirect.com/virtual-event/fubo, by November , 2020. The Notice and the Proxy Statement instruct you on how to access and review all of the important information contained in the Proxy Materials via the Internet. The Notice and the Proxy Statement also instruct you on how you may submit your vote by mail, the Internet, toll-free number, or at the Annual Meeting.

The voting of shares will not affect a shareholder’s right to attend the Annual Meeting. A paper proxy that is signed may be changed by sending in a timely, but later dated, signed paper proxy. Any shareholder sending in or completing a proxy may also revoke it at any time before it is exercised by giving timely notice to Gina Sheldon, Corporate Secretary, at (829) 947-3254 , fuboTV Inc., 1330 Avenue of the Americas, New York, NY or attending the Annual Meeting and voting.

PROXY STATEMENT QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

You are receiving these materials from us because you were a shareholder of record at the close of business on the Record Date. As a shareholder of record, you are invited to attend our Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at such Annual Meeting. You are strongly encouraged to read this Proxy Statement, which includes information that you may find useful in determining how to vote.

This Proxy Statement, the accompanying materials and our 2019 annual report are being mailed on or about November , 2020 to all of our shareholders entitled to vote at the Annual Meeting. A copy of our proxy statement and our 2019 annual report are also posted on https://www.issuerdirect.com/virtual-event/fubo and are available from the Securities and Exchange Commission, or SEC, on its website at www.sec.gov.

How do I attend the Annual Meeting?

If you are a holder of Company shares as of the Record Date, you can join the Annual Meeting by accessing the meeting URL at https://www.issuerdirect.com/virtual-event/fubo and by entering the shareholder information, including the Control ID and the Request ID, provided on your proxy card. On the day of the Annual Meeting, shareholders may attend and submit questions virtually at our Annual Meeting by logging in at https://www.issuerdirect.com/virtual-event/fubo. We encourage you to navigate to https://www.issuerdirect.com/virtual-event/fubo prior to the start time to allow ample time for the check-in procedures. If you encounter any difficulties accessing the Annual Meeting during the meeting time, please call (844) 399-3386.

If you hold your shares beneficially through a bank or broker, will not be able to vote your shares during the Annual Meeting, but you will still be able to attend the Annual Meeting, so long as you demonstrate proof of stock ownership. Instructions on how to participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.issuerdirect.com/virtual-event/fubo.

What is the purpose of the Annual Meeting?

For shareholders to vote on the following proposals to:

1.
re-elect as directors each of the seven nominees named in the attached Proxy Statement to serve the earlier of: the next annual shareholders’ meeting, his or her successor being selected and qualified, or his or her earlier death, resignation or removal from office;
2.
approve, on an advisory basis, the fiscal year 2019 compensation of our named executive officers;
3.
approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers;
4.
approve the ability of the Company to grant incentive stock options under the 2020 Equity Incentive Plan, or the 2020 Plan, and an amendment to the Plan to increase its share reserve (collectively referred to as the 2020 Plan Proposal);
5.
ratify the Company’s form of indemnification agreement for use with our directors and officers;
6.
ratify the approval of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020; and
7.
transact such other business as may be properly brought before the Annual Meeting or any adjournments or postponement thereof.

How does the Board of Directors recommend I vote on these proposals?

The Board recommends that you vote:

●
FOR the election of each of the seven nominees named in the attached Proxy Statement to serve until the earlier of: the next annual shareholders’ meeting, his or her successor being selected and qualified, or his or her earlier death, resignation or removal from office;
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FOR the approval, on an advisory basis, of the fiscal year 2019 compensation of our named executive officers;
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to hold future shareholder advisory votes on the compensation of our named executive officers every ONE YEAR;
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FOR the approval of the 2020 Plan Proposal;
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FOR the ratification of the Company’s form of indemnification agreement for use with directors and officers; and
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FOR the ratification of the approval of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

Who is entitled to vote at the Annual Meeting?

Holders of fuboTV common stock and fuboTV Series AA Convertible Preferred Stock, or the Series AA Preferred Stock, at the close of business on the Record Date are entitled to receive the Notice and to vote their shares at the Annual Meeting. Holders of shares of common stock are entitled to one vote for each share of common stock at the Annual Meeting. Holders of shares of Series AA Preferred Stock are entitled to 0.8 votes per share of Series AA Preferred Stock at the Annual Meeting.

On all of the matters to be voted upon at the Annual Meeting, the shares of common stock and Series AA Preferred Stock will vote together as a single voting group, and not as separate voting groups. See “How many votes do I have?” in this section for more information regarding the voting power of the shares of each class of our capital stock.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with fuboTV’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares, and the Notice and Proxy Materials were sent directly to you by the Company. As a shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by attending the Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Notice and the Proxy Materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by following their instructions for voting.

How can I vote my shares?

Shareholder of Record: Shares Registered in Your Name. If you are a shareholder of record, you may vote in one of the following ways:

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You may vote during the Annual Meeting live via the Internet. If you plan to attend the Annual Meeting live via webcast, you may vote by following the instructions posted at https://www.issuerdirect.com/virtual-event/fubo. To be admitted to the Annual Meeting and vote your shares, you will be required to enter certain shareholder information, including the Control ID and the Request ID, provided on your proxy card.

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You may vote by mail. Complete, sign and date the proxy card that accompanies this Proxy Statement and return it promptly in the postage-prepaid envelope provided (if you received printed Proxy Materials). Your completed, signed and dated proxy card must be received prior to the Annual Meeting.

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You may vote by telephone. To vote over the telephone, dial toll-free 1-866-752-VOTE (8683) and follow the recorded instructions. You will be asked to provide the company number, Control ID and the Request ID from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until the meeting adjourns.

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You may vote via the Internet. To vote via the Internet, go to www.iproxydirect.com/FUBO to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the Control ID and Request ID from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until the meeting adjourns.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the Internet at the Annual Meeting.

What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?

You may still attend the Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

What can I do if I change my mind after I vote my shares?

Shareholder of Record: Shares Registered in Your Name. If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

●
entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

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returning a later-dated proxy card (which automatically revokes the earlier proxy);

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providing a written notice of revocation to our Corporate Secretary at 1330 Avenue of the Americas, New York, NY 10019, Attention: Corporate Secretary with copy to proxy@issuerdirect.com, which must be received prior to 5:00 p.m. ET on December 13, 2020; or

●
attending the Annual Meeting and voting live via the Internet. Attendance at the Annual Meeting live via the Internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What shares can I vote?

You can vote all shares that you owned on the Record Date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.

How many votes do I have?

Each holder of shares of common stock is entitled to one vote for each share of common stock on each matter properly brought before the Annual Meeting. Each holder of shares of Series AA Preferred Stock is entitled to 0.8 votes per share of Series AA Preferred Stock on each matter properly brought before the Annual Meeting. On all of the matters to be voted upon at the Annual Meeting, the shares of common stock and Series AA Preferred Stock will vote together as a single voting group, and not as separate voting groups.

As of the Record Date, there were shares of common stock outstanding and entitled to vote at the Annual Meeting and shares of Series AA Preferred Stock outstanding and entitled to vote at the Annual Meeting.

Is there a list of shareholders entitled to vote at the Annual Meeting?

The names of shareholders of record entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting and can be examined by any shareholder for any purpose germane to the Annual Meeting, between the hours of 9:30 a.m. and 4:30 p.m. Eastern Time, (1) at our principal executive offices at 1330 Avenue of the Americas, New York, NY 10019, by contacting the Corporate Secretary of the Company or (2) at https://www.issuerdirect.com/virtual-event/fubo. The list may be accessed during the Annual Meeting at https://www.issuerdirect.com/virtual-event/fubo.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Therefore, if a beneficial owner does not provide the broker with voting instructions regarding a “non-routine” matter, the broker will not be allowed to vote such beneficial owner’s shares on that “non-routine” proposal, resulting in a broker non-vote. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The ratification of KPMG LLP as our independent registered public accounting firm (Proposal No. 6) is considered “routine,” but the election of directors (Proposal No. 1), the non-binding vote on our executive compensation (Proposal No. 2), the non-binding vote on the frequency of our executive compensation votes (Proposal No. 3), the 2020 Plan Proposal (Proposal No. 4) and the ratification of our form of indemnification agreement (Proposal No. 5) are considered “non-routine.”

How many shares are required to approve the proposals being voted upon at the Annual Meeting?

The presence of the holders of a majority of the outstanding shares of capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Assuming there is a proper quorum of shares represented at the Annual Meeting, the voting requirements for approval of the proposals at the Annual Meeting are as follows:

Proposal No. 1: Election of Directors.  The re-election of each of the seven nominees as directors requires a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the seven nominees for director who receive the largest number of votes cast “FOR” are elected as directors, even if those nominees do not receive a majority of the votes cast. As a result, any shares not voted “FOR” a particular nominee (whether as a result of shareholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHOLD” for each of the nominees for election as director.

Proposal No. 2: Advisory Vote on the Compensation of our Named Executive Officers. The advisory vote regarding named executive officer compensation for the fiscal year 2019, requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no effect on the outcome of this proposal. Because this vote is advisory only, it will not be binding on us or on our Board. However, our Board or our compensation committee will consider the outcome of the vote when making future decisions regarding executive compensation.

Proposal No. 3: Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers.  The frequency of future advisory votes on executive compensation selected by shareholders from the options of “ONE YEAR”, TWO YEARS” or “THREE YEARS”, will be whichever frequency that receives the highest number of votes from the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on the outcome of this vote. Because this vote is advisory only, it will not be binding on us or on our Board. However, our Board or our compensation committee will consider the outcome of the vote when determining how often we should submit to shareholders an advisory vote to approve the compensation of our named executive officers.

Proposal No. 4: Approval of the ability of the Company to grant “incentive stock options” under the 2020 Equity Incentive Plan and an Amendment to Increase the Share Reserve. Approval of the 2020 Plan Proposal requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no legal effect on the outcome of this proposal.

Proposal No. 5: Ratification of Indemnification Agreement. Ratification of the Company’s form of indemnification agreement for use with our directors and officers requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no effect on the outcome of this proposal.

Proposal No. 6: Ratification of Appointment of Independent Auditors.  The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no effect on the outcome of this proposal. Broker non-votes are not expected to result from this proposal.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the proxy holders named on the proxy card will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Our directors, senior executives or employees, acting without special compensation, may also solicit proxies. Proxies may be solicited by personal interview, mail, electronic transmission, facsimile transmission or telephone. We are required to send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners. In addition, our Board of Directors has retained Alliance Advisors LLC, an independent proxy solicitation firm, to assist it in soliciting proxies, for approximately $ . Proxies may be solicited by mail, telephone or other electronic means.

Who will count the vote?

fuboTV has designated a representative of Issuer Direct Corporation as the Inspector of Election who will tabulate the votes.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another shareholder, and we received only one printed copy of the Proxy Materials.  How may I obtain an additional copy of the Proxy Materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Proxy Materials and annual report to multiple shareholders who share the same address unless we receive contrary instructions from one or more of the shareholders.  This procedure reduces our printing and mailing costs.  Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to deliver promptly a separate copy of the Proxy Materials and annual report to any shareholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Proxy Materials and annual report, you may contact us as follows:

fuboTV Inc.
1330 Avenue of the Americas
New York, NY 10019
Attn: Corporate Secretary

Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Note Regarding Our Recent Merger

On April 1, 2020, fuboTV Acquisition Corp., a Delaware corporation and our wholly owned subsidiary, or Merger Sub, merged with and into fuboTV Media Inc., a Delaware corporation, which was then known as fuboTV Inc., or fuboTV Sub, whereby fuboTV Sub continued as the surviving corporation and became our wholly owned subsidiary pursuant to the terms of the Agreement and Plan of Merger and Reorganization, or the Merger Agreement, dated as of March 19, 2020 by and among the Company, Merger Sub and fuboTV Sub, or the Merger.

Following the Merger, the name of the Company changed from “FaceBank Group, Inc.” to “fuboTV Inc.,” and the name of fuboTV Sub changed from “fuboTV Inc.” to “fuboTV Media, Inc.” Unless otherwise indicated, references to the “Company,” “fuboTV,” “we,” “us,” or “our” refer to fuboTV Inc., formerly known as FaceBank Group, Inc. References to “FaceBank Pre-Merger” refer to FaceBank Group, Inc. prior to the Merger, and references to “fuboTV Pre-Merger” refer to fuboTV Media Inc. prior to the Merger. Subsequent to the Merger, certain members of the Board resigned, two of our executive officers resigned, and certain executive officers of fuboTV Pre-Merger were appointed to be executive officers of fuboTV.

At the effective time of the Merger, or the Effective Time, all of the capital stock of fuboTV Pre-Merger was converted into the right to receive an aggregate of 32,324,362 shares of our newly-created class of Series AA Preferred Stock, such that the conversion of all of the capital stock of fuboTV Pre-Merger would result in the former fuboTV Pre-Merger shareholders holding, in the aggregate, approximately two-thirds of the capital stock of fuboTV on a fully diluted basis. Each share of Series AA Preferred Stock is entitled to 0.8 votes per share and is convertible into two (2) shares of our common stock (subject to equitable adjustments for stock splits, stock combinations, recapitalizations, reclassifications, extraordinary distributions and similar events following the date of the designation of the Series AA Preferred Stock) following the sale of such share of Series AA Preferred Stock on an arms’-length basis either (i) pursuant to Rule 144 under the Securities Act or (ii) pursuant to an effective registration statement under the Securities Act, provided, in each case, that such sale is conditioned on the applicable holder of Series AA Preferred Stock executing and delivering to us documentation reasonably requested by us in connection therewith and as is reasonably necessary to effectuate such transfer. The effect of the Merger and the terms of the Series AA Preferred Stock was to initially establish an approximate two-thirds majority ownership of the Company on a fully diluted basis for the holders of fuboTV Pre-Merger stock while preserving a majority voting interest for the holders of FaceBank Pre-Merger stock.

As part of the Merger, we also assumed 8,051,098 stock options issued and outstanding under the fuboTV Inc. 2015 Equity Incentive Plan with a weighted-average exercise price of $1.32 per share. From and after the Effective Time, such options may be exercised for shares of our common stock.

DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our Board currently consists of seven members. Pursuant to our bylaws, as amended, the term of each director expires at the next annual shareholders’ meeting following his or her election, whether such director had been elected by the shareholders or elected by a majority of the Board to fill a vacancy.

David Gandler was appointed in April 2020, at the Effective Time of the Merger, by a majority of the then-existing members of the Board. The remaining six directors joined the Board subsequent to the Merger. Each of Edgar Bronfman, Jr., Henry Ahn, Ignacio Figueras and Laura Onopchenko were appointed by a majority of the directors to fill a vacancy existing prior to his or her respective appointment. Each of Daniel Leff and Pär-Jörgen Pärson were elected by the holders of Series AA Preferred Stock. Since the listing of our common stock on the New York Stock Exchange on October 8, 2020, all seven directors will now be elected by the holders of outstanding shares of our voting stock, which includes our common stock and Series AA Preferred Stock, voting as one voting group.

As recommended by our nominating and corporate governance committee, all seven of our current directors have been nominated by the Board for re-election. If elected, each nominee has consented to serve as a director and to hold office until the earlier of: the next annual shareholders’ meeting, his or her successor being selected and qualified, or his or her earlier death, resignation or removal from office.

The principal occupations and certain other information about the nominees (including the skills and qualifications that led to the conclusion that they should serve as directors), as of October 26, 2020, are set forth below.

Name	Age	Position(s)	Director Since
Nominees:
David Gandler	45	Chief Executive Officer and Director	April 2020
Edgar Bronfman, Jr.	65	Executive Chairman and Director	April 2020
Pär-Jörgen Pärson	57	Director	May 2020
Daniel Leff	52	Director	July 2020
Henry Ahn	58	Director	July 2020
Ignacio Figueras	43	Director	August 2020
Laura Onopchenko	53	Director	September 2020

Information Regarding the Nominees for Election as Directors

Edgar Bronfman, Jr. joined the Board in May 2020 following the Merger, bringing decades of experience in media and technology. In addition to his service on our Board, since May 2020 Mr. Bronfman has also been employed by the Company as Executive Chairman. Since October 2017, Mr. Bronfman has served as chairman of Waverley Capital LLC, a media-focused venture capital firm, of which he is also a co-founder and general partner. Since 2014, Mr. Bronfman has served as managing partner of Accretive, LLC, a private equity firm. Mr. Bronfman served in various roles at Warner Music Group, a multinational entertainment and record label, most recently serving as chief executive officer from March 2004 to August 2011 and as a member of the board of directors from March 2004 to May 2013, including serving as chairman of the board of directors from March 2004 to January 2012. Mr. Bronfman served on the boards of directors of IAC InterActive Corp, a media and internet company, from February 1998 through October 2019 and Accretive Health, Inc. (now known as R1 RCM Inc.), a healthcare management company, from October 2006 until February 2016. Mr. Bronfman has also served as executive chairman of Global Thermostat Operations, LLC, a company designed to develop and commercialize technology for the direct capture of carbon dioxide, since 2010 and has served on the boards of Insureon Holdings, LLC since 2012 and Everspring Inc. since 2014. Mr. Bronfman is Chairman of the board of Endeavor Global, Inc., a member of the board of trustees of the NYU Elaine A. and Kenneth G. Langone Medical Center, a member of the board of the Council of Foreign Relations, Vice President of the Ann L. Bronfman Foundation and Director of the Clarissa and Edgar Bronfman Jr. Foundation. Mr. Bronfman’s qualifications to serve on the Board include his experience as a member of senior management of various public and global companies, which gives him particular insight into business strategy, leadership, marketing, consumer branding and international operations. The Board also considered his high level of financial literacy and insight into the media, entertainment and technology industries as well as his private equity experience. See “Involvement in Certain Legal Proceedings” for certain details regarding legal proceedings involving Mr. Bronfman.

Henry Ahn joined the Board in July 2020. Mr. Ahn has served as President of Content Distribution and Partnerships for Univision Communications Inc., or Univision, since July 2018. In this role, Mr. Ahn leads content distribution sales, operations, finance and strategy. Mr. Ahn specializes in media contract negotiations, business strategy, content licensing, new media strategy and authenticated streaming/video on-demand for Univision, with emphasis on distribution deal execution and relationships with new and existing distributors including multichannel video programming and online video distributors, mobile carriers, as well as electronic sell-through providers. Prior to joining Univision, Mr. Ahn served as distribution executive for Scripps Networks Interactive, or SNI, where he led sales, negotiations, strategic planning and marketing efforts for SNI related to every aspect of content distribution. Prior to that, he served as Executive Vice President of TV Networks Distribution, at NBC Universal where he worked for 17 years. Mr. Ahn received his bachelor’s degree in Business Administration from Boston College and his Master of Business Administration from Fordham Gabelli School of Business in New York. Mr. Ahn’s qualifications to serve on the Board include that he was formerly a board observer of fuboTV Pre-Merger, as well as his experience with media contract negotiations, content licensing, new media strategy and authenticated streaming/video on-demand.

Ignacio “Nacho” Figueras joined the Board in August 2020. Mr. Figueras is an award-winning Argentinian polo player, an entrepreneur, television personality, spokesperson, investor and philanthropist. Mr. Figueras is currently the captain and co-owner of the Black Watch polo team and is the owner of Cria Yatay, a successful global horse breeding operation based in Argentina. In addition to his polo career, in collaboration with Flavors & Fragrances, Mr. Figueras has developed a luxury fragrance line, The Ignacio Figueras Collection, which is expanding to stores internationally in 2020; a portion of the proceeds from the collection’s sales support Sentebale, a charity of which Mr. Figueras has been an ambassador since 2006. Further, in 2013, Mr. Figueras and Estudio Ramos co-founded the Figueras Design Group (FDG), a global design consultancy headquartered in Buenos Aires with offices in New York and Chicago. Mr. Figueras is also an investor and a member of the board of directors and advisors at Flow Water, a fast-growing premium wellness water brand in North America as well as an advisory board member for Saudi Arabia’s Giga Project Amaala. Mr. Figueras is recognized around the globe for his nearly two-decade association as a spokesperson with Ralph Lauren and Ralph Lauren fragrances. Mr. Figueras brings to the Board valuable insight into the sports industry through his first-hand experience as a world-class athlete in the United States and globally.

Laura Onopchenko joined the Board in September 2020. Ms. Onopchenko has more than 25 years of experience in a variety of finance roles with a particulars expertise in high-growth situations. Ms. Onopchenko joined Getaround, a global leader in carsharing, in September 2020 as its CFO. Ms. Onopchenko previously served as CFO at NerdWallet, a website and app that provides financial guidance to more than 160 million consumers every year. During Ms. Onopchenko’s tenure, NerdWallet grew meaningfully, surpassed $100M in annual revenue, and achieved and sustained profitability. Before NerdWallet, she was vice president of finance at DaVita Rx, the pharmacy division at DaVita. During her five-years at the company, the business quadrupled to more than $1 billion in yearly revenue and fulfilled millions of prescriptions. Earlier in her career, Ms. Onopchenko worked as an investment banker, an early-stage tech investor, and in a variety of operating roles in environments ranging from start-ups to Fortune 500 companies. Ms. Onopchenko has a BA in Economics from UC Berkeley and an MBA from The Wharton School of the University of Pennsylvania. Ms. Onopchenko’s qualifications to serve of the Board include her experience with high-growth companies and her financial expertise.

Dr. Daniel Leff joined the Board in July 2020. Dr. Leff is Co-Founder and Managing Partner of Waverley Capital, a media-focused venture capital fund. He is also Founder and Managing Partner of Luminari Capital, a media-focused venture capital fund that he founded in 2013. Prior to co-founding Waverley Capital and prior to founding Luminari Capital, Dr. Leff was a Partner with Globespan Capital Partners. Earlier in his career, Dr. Leff worked for Sevin Rosen Funds and Redpoint Ventures and held engineering, marketing and strategic investment positions with Intel Corporation. Dr. Leff has been an investor and/ or director in a multitude of publicly-traded and private media companies, including 1Mainstream (sold to Cisco), Art19, Elemental Technologies (sold to Amazon), Endel, Headspace, Matterport, MikMak, MOVL (sold to Samsung), PlutoTV (sold to ViacomCBS), Roku (serving on its board of directors from 2011 to 2018), TheAthletic, and Wondery. Additionally, Dr. Leff served on the board of directors of fuboTV Pre-Merger from May 2015 until March 2020, immediately prior to the Merger. Dr. Leff earned a Bachelor of Science degree in Chemistry from The University of California, Berkeley and a Ph.D. in Physical Chemistry from the University of California, Los Angeles. Dr. Leff also earned an MBA from The UCLA Anderson Graduate School of Management, where he was an Anderson Venture Fellow and where he currently serves on the Board of Visitors. Dr. Leff’s qualifications to serve on the Board include his decades of experience in investing and serving on the boards of both private and publicly-traded media companies giving him particular insight into business strategy, leadership, and marketing in the industry as well as his prior service on the fuboTV Pre-Merger board of directors.

David Gandler was appointed as our Chief Executive Officer and Director in April 2020 upon the closing of the Merger. He previously served as President and Chief Executive Officer of fuboTV Pre-Merger and as a member of fuboTV Pre-Merger’s board of directors from March 2014 to April 2020. Prior to joining fuboTV Pre-Merger, Mr. Gandler served as Vice President, Ad Sales at DramaFever, a video streaming service acquired in 2016 by Warner Bros. Entertainment Inc., from 2013 to 2014. Prior to 2013, Mr. Gandler held positions at Scripps Networks Interactive, Inc., Time Warner Cable and Telemundo, a division of NBCUniversal Media, LLC. Mr. Gandler received a B.A. degree in economics from Boston University. Mr. Gandler brings our board his considerable experience in the digital media industry as well as the operational insight and expertise he has accumulated as both our Chief Executive Officer and as the Chief Executive Officer of fuboTV Pre-Merger since its inception.

Pär-Jörgen Pärson joined the Board in May 2020. Since 2004, Pär-Jörgen Pärson has been a General Partner of Northzone, a venture capital firm, where his primary areas of focus are disruptive businesses in consumer internet, health, and fintech. Before joining Northzone, Mr. Pärson ran his own investment firm and was a consultant at McKinsey & Company. Until April 1, 2020, Mr. Pärson served on the board of directors of fuboTV Pre-Merger. In addition, Mr. Pärson serves on the board of directors of Spring Health Inc, a health tech company, Noquo Foods AB, a Swedish foodtech startup, Sourcepoint Inc, a media tech company, Neverthink OY, an online video service, and Activate Inc, a media tech company. Previously, Mr. Pärson served on the board of directors of (i) Spotify AB, the subscription music streaming service, from 2008 to 2017, (ii) payments company iZettle AB (which was acquired by PayPal) from 2011 to 2016, (iii) Avito AB, an online classifieds service (acquired by Naspers in 2016) from 2011 to 2016, (iv) Qapital Insight AB, a fintech company, from 2013 to 2018, (v) Widespace AB, an adtech business, from 2012 to 2018, and (vi) Jukely Inc, a live music subscription service, from 2014 to 2020. Mr. Pärson holds an M.B.A. from the Stockholm School of Economics. Mr. Pärson’s qualifications to serve on the Board include his prior service on the board of directors of fuboTV Pre-Merger, his experience as a member of the board of directors of consumer internet and media companies, through which he has valuable insight into business strategy, leadership, and international operations, and his venture capital experience.

Involvement in Certain Legal Proceedings

On January 21, 2011, a Paris Trial Court found Edgar Bronfman, Jr., our Executive Chairman and Director, guilty of a charge of insider trading on trades that Mr. Bronfman made in Vivendi Universal stock. Mr. Bronfman appealed the conviction, and in May 2014, the Paris Court of Appeal affirmed the Paris Trial Court’s decision. Mr. Bronfman appealed the Paris Court of Appeal’s decision to the Appellate Court, which rejected his appeal in April 2017. The final judgment, entered by the Paris Court of Appeal, required Mr. Bronfman to pay a 2.5 million Euro fine in connection with the conviction. Notwithstanding the Paris Court of Appeal’s decision, Mr. Bronfman continues to believe that his trading in Vivendi Universal stock was proper. In electing Mr. Bronfman as a director of fuboTV, the Board considered these proceedings and related matters and concluded that they did not raise any concerns about Mr. Bronfman’s qualification to serve on the Board.

Director Independence

Since October 8, 2020, our common stock is listed on the New York Stock Exchange, or NYSE. Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and under the rules of the NYSE. To be considered independent for purposes of Rule 10A-3 and under the rules of the NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Board has undertaken a review of its composition, the composition of its committees and the independence of each director and has determined that Messrs. Ahn, Leff, and Pärson, and Ms. Onopchenko do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the applicable rules and regulations of the SEC and the NYSE. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules. Our audit committee, compensation committee and nominating and governance committee are each entirely comprised of independent directors. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with our Company, relationships between our Company and the companies where our independent directors serve as executive officers or have a significant ownership interest and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

During fiscal year 2019, none of the members of the Board were “independent” as that term is defined under the applicable rules and regulations of the SEC and the NYSE.

Family Relationships

No family relationships exist between any of the Company’s directors and executive officers. There are no arrangements or understandings between directors and any other person concerning service as a director.

Board Leadership

The Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with Mr. Gandler serving as a director and our Chief Executive Officer and Mr. Bronfman, Jr. serving as our Executive Chairman and Chairman of the Board. We believe that the separation of the Chairman and Chief Executive Officer positions suit the talents, expertise and experience that each of Mr. Gandler and Mr. Bronfman, Jr. bring to the Company.

Board Meetings

The Board met 13 times during fiscal year 2019. Each director attended 75% or more of the total number of meetings of the Board held (during the period in which the director served on the Board). There were no committees of the Board during fiscal year 2019. As all of our incumbent directors were appointed in fiscal year 2020, during fiscal year 2019, none of our incumbent directors were serving on the Board, and none of our incumbent directors attended any Board meetings.

Beginning October 8, 2020, the date we listed on the NYSE, at each of our regularly scheduled Board and committee meetings, the non-management, independent directors will participate in an executive session without any members of the Company’s management present. During these executive sessions of independent directors, the chairs of each of the audit committee, the compensation committee, and the nominating and corporate governance committee preside on a rotating basis based on the topics to be discussed.

Pursuant to our corporate governance guidelines, each director is encouraged to attend each annual meeting of shareholders. The Annual Meeting will be our first annual shareholders’ meeting.

Committees of the Board

On August 6, 2020, the Board established an audit committee, a compensation committee and a nominating and corporate governance committee. The following table provides membership information as of October 26, 2020. As the Board had not established committees prior to August 6, 2020, there were no committees as of December 31, 2019.

Name	Audit	Compensation	Nominating and Corporate Governance
Edgar Bronfman, Jr.
Henry Ahn	✓
Ignacio Figueras		✓
Laura Onopchenko	✓*
David Gandler
Daniel Leff	✓		✓*
Pär-Jörgen Pärson		✓*	✓
________________________

*
Committee Chairperson

The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. Each of the audit, compensation, and nominating and corporate governance committees is a standing committee and operates pursuant to a separate written charter adopted by the Board that is available on the Investor Relations section of the Company’s website at http://ir.fubo.tv. The inclusion of our website address in this proxy statement does not include or incorporate by reference into this Proxy Statement the information on or accessible through our website.

Audit Committee

As of December 31, 2019, we did not have an audit committee. Our audit committee was formed on August 6, 2020. As of the date of this Proxy Statement, our audit committee consisted of Ms. Onopchenko, who is the chair of the committee, Dr. Leff and Mr. Ahn. We believe that our audit committee members meet the requirements for financial literacy under the current requirements of the Sarbanes-Oxley Act of 2002, the NYSE listing standards and SEC rules and regulations. In addition, the Board has determined that Ms. Onopchenko and Dr. Leff are audit committee financial experts within the meaning of SEC regulations. We have made this determination based on information received by our Board, including questionnaires provided by the members of our audit committee.

Audit committee members must satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and under the rules of the NYSE. In order to be considered to be independent for purposes of Rule 10A-3(b)(1) under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. Each member of our audit committee satisfies the independence requirements under the NYSE listing standards and Rule 10A-3(b)(1) of the Exchange Act.

Our audit committee’s duties and responsibilities are to, among other things:

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appoint and oversee an independent registered public accounting firm and approve audit and non-audit services;

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evaluate the independence and qualifications of the independent registered public accounting firm at least annually;

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review our annual audited consolidated financial statements and quarterly consolidated financial statements;

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discuss with management the Company’s procedures with respect to the presentation of the Company’s financial information (paying attention to any use of “pro forma” or “adjusted” non-GAAP information) and review earnings press releases, earnings guidance provided to analysts and rating agencies and financial information;

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provided to the public, analysts and ratings agencies;

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review the responsibilities, functions, qualifications and performance of our internal audit function, including our internal audit function’s charter, budget, objectivity and the scope and results of internal audits;

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approve the hiring, promotion, demotion or termination of the person in charge of our internal audit function;

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review the results of the internal audit program, including significant issues in internal audit reports and responses by management;

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review the hiring of employees or former employees of our independent registered public accounting firm and oversee compliance with such policies;

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review, approve and monitor related party transactions involving directors or executive officers as further detailed in the Company’s Related Person Transactions Policy, including the development and maintenance of policies and procedures for the committee’s review, approval and/or ratification of such transactions;

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adopt and oversee procedures to address complaints we receive regarding accounting, internal accounting controls or auditing matters and the procedures shall allow for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

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review and discuss with management and our independent registered public accounting firm, on at least an annual basis, the overall adequacy and effectiveness of our legal, regulatory and ethical compliance programs, including the Company’s Code of Business Conduct and Ethics, compliance with anti-bribery and anti-corruption laws and regulations, and compliance with export control regulations,

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rely on management’s identification and assessment of the operational, financial, strategic, regulatory and other risks described in connection with its review of enterprise risk, management’s assessment thereof and any draft risk factors presented by management;

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discuss with management and our independent registered public accounting firm any correspondence with regulators or governmental agencies and any reports or complaints that raise material issues regarding our financial statements or policies and discuss with our chief financial officer any legal matters that may have a material impact on the financial statements or our compliance procedures;

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review and discuss with management, including the Company’s internal audit function, if applicable, and the Company’s independent auditor guidelines and policies to identify, monitor, and address enterprise risks, including discussion of the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure, and oversee and monitor management’s plans to address such risks;

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engage independent legal, accounting and other advisors as it determines necessary or appropriate to carry out its duties;

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review with the full Board any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor and the performance of the internal audit function, if applicable;

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review at least annually the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval; and

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conduct and present to the Board an annual self-performance evaluation of the committee.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. As it was not established until August 6, 2020, our audit committee did not hold any meetings in fiscal year 2019.

Compensation Committee

As of December 31, 2019, we did not have a compensation committee. Our compensation committee was formed on August 6, 2020. As of the date of this Proxy Statement, our compensation committee consisted of Mr. Pärson, who is the chair of the committee, and Mr. Ahn. Each member of the compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, any applicable requirements of the Sarbanes-Oxley Act, the NYSE listing standards and SEC rules and regulations. Additionally, each member of the compensation committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Our compensation committee’s duties and responsibilities are to, among other things:

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review and approve annually the corporate goals and objectives applicable to the compensation of the CEO, evaluate at least annually the CEO’s performance in light thereof, and consider factors related to the performance of the Company in approving the compensation level of the CEO;

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review at least annually and approve or recommend for approval to the Board members other than the CEO, the CEO’s compensation, including any amendments to or terminations of any of the foregoing;

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in consultation with the CEO, review at least annually and approve or recommend for approval to the Board members other than the CEO compensation for the other Executive Officers, including any prospective or former Executive Officers, including any amendments to or terminations of any of the foregoing;

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review and approve, as well as approve amendments to or terminations of, any compensatory contracts or similar transactions or arrangements with such other employees as the committee determines, including employment agreements, severance arrangements, transition or consulting agreements, retirement agreements and change-in-control agreements or provisions;

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review, approve and administer, including the termination of, the Company’s employee benefit and equity incentive plans, including granting stock options, restricted stock units, stock purchase rights or other equity-based or equity-linked awards to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Exchange Act in compliance with Rule 16b-3 promulgated thereunder) in accordance with procedures and guidelines as may be established by the Board, and amending such stock options, restricted stock units, stock purchase rights or other equity-based or equity-linked awards, as well as adopting, amending and terminating such plans, including approving changes in the number of shares reserved for issuance thereunder, subject to obtaining any required shareholder approval;

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advise the Board on management proposals to shareholders on executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and proposals received from shareholders on executive compensation matters, and in conjunction with the nominating and corporate governance committee, oversee management’s engagement with shareholders and proxy advisory firms on executive compensation matters, then review the results of such votes and consider any implications in connection with the committee’s ongoing determinations and recommendations regarding our executive compensation policies and practice;

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establish, and periodically review, our employee compensation plans, and oversee the development and implementation of our compensation plans to ensure that these plans are consistent with this general compensation strategy;

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periodically review and approve new executive compensation programs and total compensation levels;

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periodically review the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose(s);

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establish and periodically review policies for the administration of executive compensation programs;

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periodically review the impact of tax and accounting rules changes;

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review and discuss compensation risk and risk management with respect to the Company's compensation policies and practices;

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approve, or recommend to the Board for approval, the creation or revision of any clawback policy allowing us to recoup compensation paid to employees, if and as the committee determines to be necessary or appropriate, or as required by applicable law;

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review and determine the form and amount of compensation to be paid, for service on the Board and Board committees and for service as a chairperson of a Board committee;

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oversee regulatory compliance with respect to compensation matters affecting us;

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review and discuss with management the executive compensation information included in this proxy statement;

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retain or obtain the advice of compensation consultants, independent legal counsel and other advisers;

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review and discuss with management the compensation discussion and analysis that we may be required to include in SEC filings from time to time;

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prepare the compensation committee report on executive compensation that may be required by the SEC from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC;

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conduct and present to the Board an annual self-performance evaluation of the committee; and

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review at least annually the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval.

The compensation committee may delegate its authority to subcommittees or the chair of the compensation committee. Although the compensation committee does not currently do so, it may delegate to officers of the Company the authority to make equity grants to employees or consultants of the Company who are not directors of the Company or executive officers of the Company under the Company’s equity plans. The compensation committee has the right, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. The compensation committee periodically engages Compensia, an outside consultant to advise on compensation-related matters.  For a discussion regarding the role of management and compensation consultants in the compensation-setting process, refer to “Compensation-Setting Process.”

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NYSE. As it was not established until August 6, 2020, our compensation committee did not hold any meetings in fiscal year 2019.

Nominating and Corporate Governance Committee

As of December 31, 2019, we did not have a nominating and corporate governance committee. Our nominating and corporate governance committee was formed on August 6, 2020. As of the date of this Proxy Statement, our nominating and corporate governance committee consisted of Dr. Leff, who is the chair of the committee, and Mr. Pärson. Each member of the nominating and corporate governance committee meets the requirements for independence under, and the functioning of our nominating and corporate governance committee complies with, any applicable requirements of the Sarbanes-Oxley Act, the NYSE listing standards and SEC rules and regulations.

Our nominating and governance committee’s duties and responsibilities are to, among other things:

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make recommendations to the Board regarding desired qualifications, expertise and characteristics sought of Board members, which assessment may include numerous factors, such as character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of the Company’s business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board, or the Director Criteria;

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make recommendations to the Board regarding the current composition, organization and governance of the Board and its committees;

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establish procedures for identifying individuals qualified to become Board members based on the Director Criteria;

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establish procedures for evaluating the performance of individual members of the Board eligible for re-election, and selecting, or recommending for the selection of the Board, the director nominees for election to the Board by the shareholders at the annual meeting of shareholders or any special meeting of shareholders at which directors are to be elected;

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establish procedures for considering the Board’s leadership structure, including the separation of the Chairman and Chief Executive Officer roles and/or appointment of a lead independent director of the Board, either permanently or for specific purposes, and making such recommendations to the Board as the committee deems appropriate;

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establish procedures for developing and reviewing periodically the policies and procedures for considering shareholder nominees for election to the Board;

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establish procedures for considering director nominee recommendations from shareholders of the Company that are validly made and in accordance with applicable laws, rules and regulations and the provisions of the Company’s certificate of incorporation and bylaws;

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establish procedures for evaluating and recommending termination of membership of individual directors for cause or for other appropriate reasons;

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establish procedures for evaluating the “independence” of directors and director nominees against the independence requirements of the securities exchange on which the Company’s securities are listed, applicable rules and regulations of the SEC and other applicable laws;

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establish procedures for recommending to the Board nominees to fill vacancies and newly created directorships on the Board and nominees to stand for election as directors;

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conduct a periodic review of the Company’s succession planning process for the chief executive officer, or the CEO, and any other members of the Company’s executive management team, report its findings and recommendations to the Board, and assist the Board in evaluating potential successors to the CEO or other members of the Company’s executive management team;

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periodically review the structure and composition of each committee of the Board and make recommendations, if any, to the Board for changes to the committees of the Board, including changes in the structure, composition or mandate of the committees, as well as the creation or dissolution of committees;

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develop and recommend to the Board corporate governance guidelines and annually review the corporate governance guidelines and their application, and make recommendations, if any, to the Board for changes to the corporate governance guidelines;

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oversee the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s corporate governance framework;

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oversee the Company’s director orientation and continuing education, including making recommendations for continuing education of Board members and evaluating the participation of members of the Board in accordance with applicable listing standards;

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oversee the evaluation of the Board and its committees and report such evaluation to the Board;

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develop, approve, review and monitor compliance with our Code of Business Conduct and Ethics, consider questions of possible conflicts of interest of board members and other corporate officers, review actual and potential conflicts of interest of board members and corporate officers, other than related party transactions reviewed by the audit committee, and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity;

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administer policies and procedures for various constituencies that are involved with the Company to communicate with the non-management Board members;

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engage independent legal counsel, search firms, and other advisors as it determines necessary to carry out its duties, for which Company must provide appropriate funding, as determined by the committee, for the payment of compensation to any advisors engaged by the committee pursuant to the engagement of legal counsel, search firms, and other advisors, and have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm’s fees and other retention terms;

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conduct and present to the Board an annual self-performance evaluation of the committee; and

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review at least annually the adequacy of the committee’s charter and recommend any proposed changes to the Board for approval.

Our nominating and governance committee operates under a written charter that satisfies the applicable listing requirements and rules of the NYSE. As it was not established until August 6, 2020, our nominating and corporate governance committee did not hold any meetings in fiscal year 2019.

Identifying and Evaluating Director Nominees

The Board has delegated to the nominating and governance committee the responsibility of identifying individuals qualified to become board members and recommending to the Board nominees to fill vacancies and newly created directorships and the nominees to stand for election as directors. If the nominating and governance committee determines that an additional or replacement director is required, it may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management.

In its evaluation of director candidates, including the members of the Board eligible for reelection, the nominating and governance committee will consider the current size and composition of the Board and the needs of the Board and its committees. Some of the factors that our nominating and governance committee considers include, without limitation, character, integrity, judgment, diversity, including diversity in terms of gender, race, ethnicity and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and similar factors.

Nominees must also have the highest personal and professional ethics and integrity, proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment, skills that are complementary to those of the existing Board, the ability to assist and support management and make significant contributions to the Company’s success, and an understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

A shareholder who wants to nominate a candidate for election to the Board should direct the nomination by written notice to the Corporate Secretary and must meet the deadlines and other requirements set forth in the Company's bylaws and the rules and regulations of the SEC. See “Other Information—Shareholder Proposals and Director Nominees” for more information. In addition, the nominating and governance committee will consider candidates recommended by shareholders in the same manner as candidates recommended to the committee from other sources. Shareholders should submit recommendations for director candidates to our General Counsel or the Legal Department, at 1330 Avenue of the Americas, New York, NY 10019. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending shareholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending shareholder in support of the candidate, particularly within the context of the criteria for Board membership.

Risk Oversight

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. Management is responsible for the day-to-day management of risks the Company faces, while, our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management.  This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The audit committee primarily oversees management’s process for identifying, monitoring and addressing enterprise risks and the adequacy and effectiveness of the Company’s policies and practices regarding information technology risk management and internal controls related to cybersecurity. The compensation committee considers the risks associated with our compensation policies and practices, with respect to all employees. All committees receive regular reports from officers responsible for oversight of particular risks within the Company. The Board periodically receives reports by each committee chair regarding the committee’s considerations and actions. The Board's allocation of risk oversight responsibility may change from time to time based on the evolving needs of the Company.

Compensation Risk Assessment

The compensation committee periodically reviews the Company’s general compensation strategy and reviews the risks arising from the Company’s compensation policies and practices for all employees that are reasonably likely to have a material adverse effect on the Company and to evaluate compensation policies and practices that could mitigate such risks. In addition, our compensation committee has engaged Compensia to independently review our executive compensation program. Based on these reviews, our compensation committee structures our executive compensation program to encourage our named executive officers focus on both short-term and long-term success. We therefore do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

Communications with Directors

Any communication from a shareholder or other interested party to the Board generally, the non-management or independent directors or a particular director regarding bona fide concerns or questions should be in writing and should be delivered to the care of the General Counsel at legal@fubo.tv or by registered or overnight mail at the principal executive office of the Company at 1330 Avenue of the Americas, New York, NY 10019. Each communication should indicate that it contains a shareholder or interested party communication.

The General Counsel will, in consultation with appropriate directors as necessary, generally review communications from shareholders and interested parties and forward such communications or a summary thereof to the Board or the applicable director or directors. Communications that the General Counsel, in consultation with appropriate directors as necessary, deems are improper or irrelevant to the functioning of the Board or the Company will not be forwarded.

This procedure does not apply to communications to independent directors from officers or directors of the Company who are shareholders or shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which establishes the standards of ethical conduct applicable to all directors, officers and employees of our Company, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The code addresses, among other things, conflicts of interest, compliance with disclosure controls and procedures and internal controls over financial reporting, corporate opportunities and confidentiality requirements. Our Code of Business Conduct and Ethics is available on the Investor Relations section of the Company’s website at http://ir.fubo.tv. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by SEC applicable rules and regulations. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference into this proxy statement the information on or accessible through our website.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines, which assists the Board in the exercise of its responsibilities. Our corporate governance guidelines are available on the Investor Relations section of the Company’s website at http://ir.fubo.tv.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or compensation committee.

A member of the Board and compensation committee, Pär-Jörgen Pärson, is a General Partner of Northzone, a venture capital firm which is an affiliate of certain record and beneficial owners of more than 5% of the voting power of our capital stock.

Compensation-Setting Process

Upon its formation on August 6, 2020, our compensation committee became primarily responsible for establishing and reviewing our general compensation strategy. In addition, the compensation committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Chief Executive Officer. The compensation committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers other than himself. Under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. The compensation committee periodically engages Compensia, an outside consultant to advise on compensation-related matters.

EXECUTIVE OFFICERS

As of the date of this Proxy Statement, fuboTV’s executive officers included the following individuals:

Name	Age	Position(s)
Edgar Bronfman, Jr.	65	Executive Chairman and Director
David Gandler	45	Chief Executive Officer and Director
Simone Nardi	46	Chief Financial Officer
Alberto Horihuela Suarez	33	Chief Marketing Officer
Jordan Fiksenbaum	49	President

Information regarding Edgar Bronfman, Jr. and David Gandler, each of whom also serves as a director, is set forth above under “Directors and Corporate Governance.”

Simone Nardi became our Chief Financial Officer in May 2020, after having been Interim Chief Financial Officer since April 2020. Prior to joining the Company, Mr. Nardi served as SVP, Chief Financial Officer of Scripps Networks International, the global arm of Scripps Networks Interactive, Inc., where he played a key role in driving the international expansion of the Company. Before joining Scripps Networks Interactive in 2013, Mr. Nardi served as Chief Financial Officer of multiple divisions at NBC Universal, including as SVP and Chief Financial Officer of NBC Universal Networks International and International TV Production. His achievements while at NBC Universal’s international businesses include global phenomenon Downton Abbey. Previously, as Chief Financial Officer of NBC Universal’s business development division, he drove multiple expansion projects including the set-up phase of Hulu. Mr. Nardi formerly served on the board of directors of Scripps’ joint venture with Corus Entertainment, one of the largest media groups in Canada; on the supervisory board of TVN Group, a leading media and entertainment group in Poland (acquired by Scripps Networks Interactive in 2015); and as a director of UKTV, a joint venture between Scripps Networks Interactive and BBC Studios. Mr. Nardi received a bachelor’s degree in Economics and Business Administration from Università Bocconi.

Jordan Fiksenbaum was appointed as our President on February 1, 2019, and since June 2017, he has served as Chief Executive Officer of PEC, our majority-owned subsidiary. Prior to joining PEC, Mr. Fiksenbaum was the founder and Chief Executive Officer of Pop Experience from January 2015 until May 2017. From January 2014 until September 2014, Mr. Fiksenbaum served as Vice President of Marketing/PR-Resident 7Show Division of Cirque du Soleil. Mr. Fiksenbaum has been working professionally in the live entertainment industry for over 30 years, and brings to the Company his relevant experience in senior management including strategic planning, operations, sales, marketing, promotions, event programming, and ticketing. While at Cirque du Soleil, he was responsible for the marketing, sales and public relations initiatives of nine resident shows, including launching Michael Jackson One in Las Vegas, which features an appearance of the holographic likeness of Michael Jackson. Within the theatre industry, Mr. Fiksenbaum worked on numerous award-winning productions, including The Phantom of the Opera, Ragtime, Disney’s the Lion King, Wicked, Les Misérables and Spamalot. Mr. Fiksenbaum received a bachelor of arts from York University in Toronto, Canada.

Alberto Horihuela Suarez has served as the Chief Marketing Officer of the Company since the Merger. Mr. Horihuela was a co-founder of fuboTV Pre-Merger, serving as fuboTV Pre-Merger’s Chief Marketing Officer since June 2014. Prior to joining fuboTV Pre-Merger, Mr. Horihuela co-founded and served from June 2013 through May 2015 as the Chief Executive Officer of Primerad Network, a video ad network for Hispanics in the U.S., and he was the Head of Latin America from November 2012 through June 2014 at DramaFever, a video streaming service acquired in 2016 by Warner Bros. Entertainment Inc. Mr. Horihuela holds a B.A. in Economics from the University of Chicago.

EXECUTIVE COMPENSATION

Compensation of Named Executive Officers for Fiscal Year 2019

Summary Compensation Table for Fiscal Year 2019

For the year ended December 31, 2019, our “named executive officers,” as such term is defined in Item 402(m)(2) of Regulation S-K, are:

●
John Textor, our former Chief Executive Officer,
●
Alexander Bafer, our former Executive Chairman and former Chief Executive Officer, and
●
Jordan Fiksenbaum, our President and the Chief Executive Officer of Pulse Evolution Corporation.
The table below summarizes all compensation awarded to, earned by, or paid to each of our “named executive officers,”, during the years ended December 31, 2019 and 2018. Because the summary compensation table relates to the named executive officers as of December 31, 2019, it does not include compensation for the management team following the Merger.

Name	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
John Textor (2)
Former Chief Executive Officer	2019	$500,000(3)	$100,000	$-	$600,000
Former Chief Executive Officer	2018	$198,925(3)	$50,000	$-	$248,925

Alexander Bafer (4)
Former Executive Chairman	2019	$500,000	$100,000	$-	$600,000
Former Chief Executive Officer and Executive Chairman	2018	$334,341	$50,000	$469,871(5)	$854,212

Jordan Fiksenbaum (6)
President of the Company and Chief Executive Officer of Pulse Evolution Corporation	2019	$180,000(7)	-		$180,000
Chief Executive Officer of Pulse Evolution Corporation	2018	$420,000(7)		$2,800,000(8)	$3,220,000

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of the stock options granted, computed in accordance with the provisions of FASB ASC Topic 718. For additional details regarding the assumptions and methodologies used to calculate the amounts reported, please see the discussion of equity awards contained in the notes to our financial statements included elsewhere in this Prospectus.
(2)
Mr. Textor served as our Chief Executive Officer from August 8, 2018 until April 1, 2020, as our Executive Chairman from April 1, 2020 to April 29, 2020 and as a director from August 8, 2018 to July 31, 2020. Since April 29, 2020 he has served as our Head of Studio.
(3)
Represents an annual salary of $500,000. Mr. Textor’s salary in 2018 reflects that he commenced employment in August 2018, and $198,925 of his $500,000 annual salary was accrued from August 8, 2018 until December 31, 2018. Mr. Textor was also entitled to receive an annual bonus of $100,000 which was accrued on a pro rata basis in 2018.
(4)
Mr. Bafer served as our Chief Executive Officer from February 2018 to August 8, 2018, when he resigned as Chief Executive Officer and assumed the role of Executive Chairman. On April 1, 2020, Mr. Bafer resigned from his position as Executive Chairman. Mr. Bafer resigned from our Board and all other positions at the Company and its subsidiaries on July 31, 2020.
(5)
Represents the fair value of (i) a stock option covering 8,334 shares of common stock granted on February 1, 2018 at an exercise price of $28.20 for Mr. Bafer’s service as Chief Executive Officer from February 1, 2018 until August 8, 2018, and (ii) a stock option covering 8,333 shares of common stock granted on February 1, 2018 at an exercise price of $28.20 for Mr. Bafer’s service as Executive Chairman of the Board. These options were terminated immediately upon Mr. Bafer’s termination on July 31, 2020.
(6)
Mr. Fiksenbaum has served as our President since February 2019 and as the Chief Executive Officer of Pulse Evolution Corporation, our majority-owned subsidiary, since June 2017.
(7)
For 2019, 100% of Mr. Fiksenbaum’s compensation represents compensation in exchange for Mr. Fiksenbaum’s service as our President. For 2018, 100% of Mr. Fiksenbaum’s compensation represents compensation paid in exchange for Mr. Fiksenbaum’s service as Chief Executive Officer of Pulse Evolution Corporation.
(8)
Represents the fair value of a stock award covering 10,000,000 shares of common stock of Pulse Evolution Corporation granted on June 15, 2018 pursuant to the Pulse Evolution Corporation 2015 Equity Incentive Plan for Mr. Fiksenbaum’s service as Chief Executive Officer of Pulse Evolution Corporation.

Outstanding Equity Awards at Fiscal 2019 Year-End

The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2019.

Name	Grant Date	Number of Shares Underlying Unexercised Options Exercisable Number of Shares Underlying Unexercised Options Unexercisable	Exercise Price Per Unit ($)	Expiration Date
Alexander Bafer	2/1/2018(1)	16,667(1)	$28.20	2/1/2028

(1)
Represents (i) a stock option covering 8,334 shares of common stock granted on February 1, 2018 as compensation for Mr. Bafer’s service as Chief Executive Officer from February 1, 2018 until August 8, 2018, and (ii) a stock option covering 8,333 shares of common stock granted on February 1, 2018 as compensation for Mr. Bafer’s service as Executive Chairman of the Board. These options were fully vested at the time of the grant and were terminated immediately upon Mr. Bafer’s termination on July 31, 2020.

Named Executive Officer Employment Arrangements

Except as otherwise described below, there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any named executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or our subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

John Textor

Textor Employment Agreement

              In connection with the closing of the Company’s acquisition of Evolution AI Corporation, or Evolution, our majority-owned subsidiary, we entered into an employment agreement as of August 8, 2018 with Mr. Textor, or the Textor Employment Agreement. Pursuant to the terms of the Textor Employment Agreement, the Company agreed to employ Mr. Textor as the Company’s Chief Executive Officer. His employment letter agreement has no specific term and provides that Mr. Textor is an at-will employee. In exchange for Mr. Textor’s services as Chief Executive Officer, the Company agreed to pay Mr. Textor an annual base salary of $500,000, subject to discretionary annual increases. In addition, Mr. Textor is also eligible to receive equity awards, and an annual target bonus payment equal, as a percentage of his base salary, to that received by all other C-suite executives, subject to a minimum bonus of $100,000 per year. Subject to the minimum bonus, the bonus will be determined based on the achievement of certain performance objectives of the Company as established by the compensation committee.

Upon termination of Mr. Textor’s employment by the Company, whether with Cause or without Cause, or by Mr. Textor with Good Reason or without Good Reason:

(a)
The Company will pay Mr. Textor his base salary and benefits (then owed, or accrued and owed in the future, but in all events and without increasing Mr. Textor’s rights under any other provision of the Textor Employment Agreement, excluding any bonus payments not yet paid) through the date of termination;
(b)
The Company will pay Mr. Textor accrued but unpaid bonus and benefits (then owed or accrued) through the date of termination; and
(c)
The Company will pay Mr. Textor any unreimbursed expenses incurred by Mr. Textor pursuant to the terms of the Textor Employment Agreement.

Upon termination of Mr. Textor’s employment by the Company without Cause, or by Mr. Textor with Good Reason, in addition to the payments set forth in (a) through (c) above, the Company will pay Mr. Textor (i) an amount equal to his base salary (other than bonus) as determined as of the date of termination, and (ii) any unvested incentive awards then held by Mr. Textor will immediately vest in full. Upon termination of Mr. Textor’s employment by the Company with Cause, or by Mr. Textor without Good Reason, in addition to the payments set forth in (a) through (c) above, any unvested incentive awards then held by Mr. Textor will be immediately forfeited.

Pursuant to the terms of the Textor Employment Agreement, a termination for “Cause” means a termination, subject to the notice requirements set forth in the Textor Employment Agreement, based upon:

(i)
A material violation by Mr. Textor of any material written rule or policy of the Company (A) for which violation any employee may be terminated pursuant to the written policies of the Company reasonably applicable to an executive employee, and (B) which Mr. Textor fails to correct within 10 days after he receives written notice from the Board of such violation;
(ii)
Misconduct by Mr. Textor to the material and demonstrable detriment of the Company; or
(iii)
Mr. Textor’s conviction (by a court of competent jurisdiction, not subject to further appeal) of, or pleading guilty to, a felony.

As used in the Textor Employment Agreement, Good Reason means the occurrence, without Mr. Textor’s express written consent, of any of the following:

(i)
A significant diminution by the Company of Mr. Textor’s role with the Company or a significant detrimental change in the nature and/or scope of Mr. Textor’s status with the Company (including a diminution in title);
(ii)
A reduction in base salary or target or maximum bonus, other than as part of an across the board reduction in salaries of management personnel (including all vice presidents and positions above) of less than 20%;
(iii)
At any time following a change of control of the Company, a material diminution by the Company of compensation and benefits (taken as a whole) provided to Mr. Textor immediately prior to a Change of Control;
(iv)
The relocation of Mr. Textor’s principal executive office to a location more than 50 miles further from Mr. Textor’s principal residence than Mr. Textor’s principal executive office immediately prior to such relocation, or any requirement that Mr. Textor be based anywhere other than Mr. Textor’s principal executive office; or
(v)
Any other material breach by the Company of any of the terms and conditions of the Textor Employment Agreement.

If it is determined that any payment or benefit provided to Mr. Textor under the Textor Employment agreement or otherwise, whether or not in connection with a change of control, would constitute an “excess parachute payment” within the meaning of section 280G of the Code, such that the payment or benefit would be subject to an excise tax under section 4999 of the Code, the Textor Employment Agreement provides that the Company will pay to Mr. Textor an additional amount such that the net amount of the additional payment retained by Mr. Textor after the payment of any excise tax and any federal, state and local income and employment tax on the additional payment, will be equal to the excise tax due on the additional payment and any interest and penalties in respect of such excise tax.

Additionally, following the termination of Mr. Textor’s employment, he will be eligible to receive reimbursement for any out-of-pocket expenses, including travel expenses and also including attorneys’ fees (subject to the terms of the Textor Employment Agreement), that are incurred in connection with Mr. Textor providing information and assistance to the Company as may reasonably be requested by the Company in connection with any audit, governmental investigation, litigation, or other dispute in which the Company is or may become a party and as to which Mr. Textor has knowledge.

We are currently in negotiations with Mr. Textor regarding his separation from the Company through the entrance into a separation agreement.

Alexander Bafer

Bafer Termination and Release Agreement

              Concurrent with the closing of that certain Share Exchange Agreement, or the Exchange Agreement, with Evolution and certain of the Evolution shareholders pursuant to which the Company intended to acquire 100% of the issued and outstanding shares of common stock of Evolution (such transaction is referred to as the Exchange), the Company and Mr. Bafer entered into that certain Termination and Release Agreement dated as of August 8, 2018, or the Bafer Termination Agreement. In connection with the Exchange, Mr. Bafer resigned from his position as Chief Executive Officer on August 8, 2018. Pursuant to the terms of the Bafer Termination Agreement, the employment agreement dated as of July 25, 2016 between the Company and Mr. Bafer, or the 2016 Bafer Agreement, was terminated, effective immediately in connection with Mr. Bafer’s resignation; provided, however, that (i) the provisions of Article 4 and Article 6 (other than Sections 6.7 and 6.8) remained in full force and effect, and (ii) the parties agreed that the Company owed Mr. Bafer certain past due payments pursuant to the 2016 Bafer Agreement and other instruments between the parties, which amounts remain owed to Mr. Bafer until paid. The Bafer Termination Agreement contained customary representations and warranties. Previously, the Company and Mr. Bafer entered into employment agreements effective July 25, 2016, April 11, 2017 and February 1, 2018. Such agreements are no longer in effect.

Bafer Executive Chairman Agreement

              Concurrent with the closing of the Exchange, the Company entered into an Agreement for Executive Chairman of the Board effective August 8, 2018, or the Bafer Executive Chairman Agreement. The Bafer Executive Chairman Agreement had an initial term of one year from August 8, 2018 and continued thereafter until Mr. Bafer was replaced as Chairman of the Board. In exchange for Mr. Bafer’s services as Chairman of the Board, the Company agreed to pay Mr. Bafer an annual base salary of $500,000, subject to annual increases as determined in the sole discretion of the compensation committee or the full Board if no compensation committee existed. In addition, Mr. Bafer was also eligible to receive equity awards, and an annual target bonus payment equal, as a percentage of his base salary, to that received by all other C-suite executives, subject to a minimum bonus of $100,000 per year. Subject to the minimum bonus, the bonus was be determined based on the achievement of certain performance objectives of the Company as established by the compensation committee.

The Bafer Executive Chairman Agreement provided that Mr. Bafer was entitled to a lump sum payment equal to the then current Base Salary upon termination of the Bafer Executive Chairman Agreement. Mr. Bafer resigned as Chairman on April 1, 2020 and as a Director on July 31, 2020. The Company and Mr. Bafer executed a separation and settlement agreement and release on August 1, 2020.

Bafer Separation and Settlement Agreement and Release

              We entered into a Separation and Settlement Agreement and Release, or the Bafer Release, with Mr. Bafer effective August 1, 2020. Pursuant to the terms of the Bafer Release, we will pay Mr. Bafer a total of $500,000, payable in equal monthly installments, over the first 24 months following the effective date of the Bafer Release. Pursuant to the Bafer Release, Mr. Bafer resigned from any positions or affiliate he held with us. The Bafer Release provides for a customary release of claims and non-disparagement provision in favor of us.

Jordan Fiksenbaum

Fiksenbaum Employment Agreement

In connection with Mr. Fiksenbaum’s appointment as President, we entered into an Employment Agreement, or the Fiksenbaum Agreement, with Mr. Fiksenbaum, effective February 1, 2019. Pursuant to the terms of the Fiksenbaum Agreement, in exchange for Mr. Fiksenbaum’s service as President, we agreed to pay Mr. Fiksenbaum an annual salary of $180,000. In addition, Mr. Fiksenbaum is eligible for an annual target bonus payment similar, as a percentage of base salary, to that received by all other C-Suite executives, with the actual bonus to be determined based on the achievement of certain performance objectives of the Company as established by the Chief Executive Officer and as communicated to Mr. Fiksenbaum as soon as practicable after commencement of the year in respect of which the bonus is paid. The bonus may be greater or less than the target bonus, based on the level of achievement of the applicable performance objectives. Mr. Fiksenbaum is also eligible to receive equity awards under the Company’s incentive compensation plans and otherwise.

              The Fiksenbaum Agreement will terminate upon Mr. Fiksenbaum’s death or total disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended). In addition, the Company may terminate Mr. Fiksenbaum’s employment at any time with or without Cause, and Mr. Fiksenbaum may resign at any time either with or without Good Reason (each as defined in the Fiksenbaum Agreement). Upon termination of Mr. Fiksenbaum’s employment by the Company, with or without Cause, or by Mr. Fiksenbaum with or without Good Reason, or upon Mr. Fiksenbaum’s death or total disability, Mr. Fikenbaum is entitled to: (i) his base salary and benefits (then owed, or accrued on a pro rata basis in proportion to the number of months worked and the base salary).; and (ii) any unreimbursed expenses incurred by Mr. Fiksenbaum. Further, if Mr. Fiksenbaum’s employment is terminated by the Company with Cause or by Mr. Fiksenbaum without Good Reason, any unvested incentive awards (whether based in equity or cash) then held by Mr. Fiksenbaum shall immediately be forfeited. Mr. Fiksenbaum is subject to non-competition and non-solicitation clauses pursuant to the terms of the Fiksenbaum Agreement.

              If it is determined that any payment or benefit provided to Mr. Fiksenbaum under the Fiksenbaum Employment agreement or otherwise, whether or not in connection with a change of control, would constitute an “excess parachute payment” within the meaning of section 280G of the Code, such that the payment or benefit would be subject to an excise tax under section 4999 of the Code, the Fiksenbaum Employment Agreement provides that the Company will pay to Mr. Fiksenbaum an additional amount such that the net amount of the additional payment retained by Mr. Fiksenbaum after the payment of any excise tax and any federal, state and local income and employment tax on the additional payment, will be equal to the excise tax due on the additional payment and any interest and penalties in respect of such excise tax.

              Additionally, following the termination of Mr. Fiksenbaum’s employment, he will be eligible to receive reimbursement for any out-of-pocket expenses, including travel expenses and also including attorneys’ fees (subject to the terms of the Fiksenbaum Employment Agreement), that are incurred in connection with Mr. Fiksenbaum providing information and assistance to the Company as may reasonably be requested by the Company in connection with any audit, governmental investigation, litigation, or other dispute in which the Company is or may become a party and as to which Mr. Fiksenbaum has knowledge.

We are currently in negotiations with Mr. Fiksenbaum regarding his transition from separation from fuboTV Inc. through the entrance into a separation agreement; however, we expect that Mr. Fiksenbaum will continue in a management role at Pulse Evolution Corporation, our majority-owned subsidiary.

Other Executive Officer Employment Arrangements

Employment Agreements

David Gandler

On October 8, 2020, the Company entered into a new executive employment agreement, or the Gandler Employment, Agreement, with David Gandler to supersede his existing employment agreement, originally dated April 1, 2020, or the Prior Employment Agreement. The Prior Employment Agreement was otherwise set to expire upon the uplist of the Company’s common stock on either NASDAQ or the New York Stock Exchange, or the Uplist. Mr. Gandler is the Company’s Chief Executive Officer and a member of the Board. Under the Gandler Employment Agreement, Mr. Gandler will receive an annual base salary of $500,000 and, beginning with the 2021 fiscal year, eligible for an annual bonus of $500,000 subject to the achievement of certain performance objectives. For the 2020 fiscal year, Mr. Gandler will earn a bonus of $100,000 upon the Uplist, and be eligible to earn a pro-rata portion of the $500,000 annual bonus for the remainder of the year, subject to the achievement of certain performance objectives. If Mr. Gandler’s employment is terminated by the Company outside of the Change of in Control Period (as defined in the Gandler Employment Agree) other than for Cause (as defined in the Gandler Employment Agree), death or disability, he will be eligible to receive severance payments equal to 12 months of base salary and benefits continuation coverage. If during the Change in Control Period, (i) the Company terminates his employment with the Company other than for Cause (as defined in the Gandler Employment Agree), death or disability, or (ii) Mr. Gandler resigns for Good Reason (as defined in the Gandler Employment Agreement), in addition to the severance amounts previously described, Mr. Gandler shall be entitled to full acceleration of time-based equity awards and payment of his annual bonus. All severance is subject to Mr. Gandler’s execution of a release of claims and continued compliance with restrictive covenants.

On October 8, 2020, the Company also entered into an amendment to the At-Will Employment, Confidential Information, and Invention Assignment Agreement with David Gandler, or the Amendment. Pursuant to the Amendment, Mr. Gandler is now subject to a one-year post-termination non-compete.

Edgar Bronfman Jr.

On April 29, 2020, we entered into a letter agreement, or the Bronfman Letter Agreement, with Edgar Bronfman Jr., pursuant to which Mr. Bronfman agreed to serve as our Executive Chairman in addition to serving as a member of our Board. The Bronfman Letter Agreement provides that Mr. Bronfman’s employment as our Executive Chairman is for an indefinite period and is terminable by either Mr. Bronfman or us upon 30 days’ advance written notice. In the event Mr. Bronfman’s employment with the Company is terminated by the Company without cause, by Mr. Bronfman following the Company’s material breach of any agreement between Mr. Bronfman and the Company or due to Mr. Bronfman’s death or disability, any outstanding portion of his option awards, described below, that remains unvested as of the date of such termination of employment will remain outstanding and eligible to vest in accordance with the terms of the applicable stock option agreement. In addition, any unvested portion of the option awards that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable.

Simone Nardi

The Company entered into an employment agreement with Mr. Nardi, or the Nardi Employment Agreement, effective May 30, 2020, pursuant to which Mr. Nardi agreed to serve as the Company’s Chief Financial Officer. Pursuant to the Nardi Employment Agreement, Mr. Nardi will receive an annual base salary of $430,000 per year, subject to increase, but not decrease, at the discretion of the compensation committee of the Board and the Chief Executive Officer. Mr. Nardi will be eligible to receive a target maximum annual bonus of $235,000, based on the Company achieving certain performance-based objectives, as established by the Company’s compensation committee and the Chief Executive Officer. In the event Mr. Nardi’s employment with the Company is terminated without Cause or for Good Reason (each as defined in the Nardi Employment Agreement) within 12 months following a change of control, any unvested portion of his option award, described below, that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable. Further, in the event Mr. Nardi’s employment with the Company is terminated without Cause or for Good Reason, the Company shall pay Mr. Nardi an amount equal to 50% of his then annual base salary, other than bonus, as determined as of the date of termination, and any outstanding portion of incentive awards that remains unvested shall immediately vest. Mr. Nardi is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same terms as generally made available to other senior executives of the Company and have other benefits provided to executives of the Company. The Nardi Employment Agreement contains standard non-compete and confidentiality provisions.

Stock Option Agreements

David Gandler

On April 1, 2020, pursuant to a stock option agreement, we granted Mr. Gandler a stock option to purchase 4,846,658 shares of our common stock at a price of $8.124 per share, under the terms of our 2020 Equity Incentive Plan, or the 2020 Plan. Mr. Gandler’s option vests over a four-year period at a rate of 1/48 per month of the total grant per month. Mr. Gandler’s stock options are subject to 100% accelerated vesting in the event of his termination without cause or for good reason following a change in control.

In addition, Mr. Gandler was granted a stock option to cover 4,100,000 shares under the 2020 Plan, effective October 8, 2020, at an exercise price of $10.00 per share. The stock option forfeits if the Pool Increase is not approved by shareholders at the Annual Meeting. The grant vesting will be reviewed following the end of each year from 2021 through 2025. Applicable performance targets for stock price, revenue, gross margin, subscribers, new markets launched and new revenue streams have been set. Each year the Board will review performance against targets in a wholistic manner to determine in its discretion if any vesting is warranted. As a condition to receiving this grant, Mr. Gandler and his affiliates and transferees agree that his existing founder shares will not be sold over the five year performance period, except that 50% of his founder shares may be sold from 2021 to 2023, with no more than 25% sold in 2021, and no more than 20% in each of 2022 and 2023, or the Selling Restrictions. The Selling Restrictions will lapse if the Pool Increase is not passed by shareholders at the Annual Meeting.

Edgar Bronfman Jr.

On April 29, 2020, under the terms of a stock option award agreement and the terms of the 2020 Plan, Mr. Bronfman received a stock option covering 1,875,000 shares of our common stock. The option has an exercise price of $8.76 per share and an expiration date of April 29, 2027, will generally vest in equal annual installments over a period of four years, in each case subject to earlier vesting upon the achievement of certain stock price milestones.

On June 28, 2020, under the terms of a stock option award agreement and the terms of the 2020 Plan, Mr. Bronfman received a stock option covering 1,203,297 shares of our common stock. The option has an exercise price of $11.15 per share and an expiration date of April 29, 2027, will generally vest in equal annual installments over a period of four years, in each case subject to earlier vesting upon the achievement of certain stock price milestones.

In the event Mr. Bronfman’s employment is terminated by us without cause, by Mr. Bronfman following the Company’s material breach of any agreement between Mr. Bronfman and us or due to Mr. Bronfman’s death or disability, any outstanding portion of the options that remains unvested as of the date of such termination of employment will remain outstanding and eligible to vest in accordance with the terms of the applicable stock option agreement. In addition, any unvested portion of the options that remains outstanding as of the date of a change in control will immediately vest in full and become exercisable.

Simone Nardi

In connection with his appointment as Chief Financial Officer, on June 8, 2020, Mr. Nardi was granted a stock option to purchase 850,000 shares of the Company’s common stock at an exercise price of $10.435 per share pursuant to the 2020 Plan. Twenty-five percent of the shares subject to Mr. Nardi’s award shall vest on the one year anniversary of Mr. Nardi’s appointment as Chief Financial Officer on May 30, 2020, and 1/48 of the total number of shares shall vest each monthly anniversary of his appointment date thereafter, such that the total number of shares shall be fully-vested on the four-year anniversary of his date of appointment as Chief Financial Officer. In the event Mr. Nardi’s employment with the Company is terminated without Cause or for Good Reason (each as defined in the Nardi Employment Agreement) within 12 months following a change of control, any unvested portion of the option award that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable.

Alberto Horihuela Suarez

In connection with his appointment as an executive officer, on August 6, 2020, Mr. Horihuela was granted a stock option to purchase 200,000 shares of the Company’s common stock at an exercise price of $9.98 per share pursuant to the 2020 Plan. Twenty-five percent of the shares subject to Mr. Horihuela’s award will vest on the one year anniversary of the vesting commencement date of August 6, 2020, and 1/48 of the total number of shares shall vest each monthly anniversary of the vesting commencement date thereafter, such that the total number of shares shall be fully vested on the four-year anniversary of the vesting commencement date. On September 9, 2020, Mr. Horihuela’s option to purchase 200,000 shares of common stock was amended pursuant to an Amendment to Stock Option Agreement, or the Option Amendment, to provide that in the event Mr. Horhihuela’s employment with the Company is terminated without Cause or for Good Reason (as defined in the Option Amendment) within 12 months following a change of control, any unvested portion of the option award that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable.

401(k) Plan

We maintain a tax-qualified 401(k) retirement plan for all U.S. employees. Under our 401(k) plan, employees may elect to defer up to all eligible compensation, subject to applicable annual Code limits. We do not match any contributions made by our employees, including executives. We intend for our 401(k) plan to qualify under Section 401(a) and 501(a) of the Code so that contributions by employees to our 401(k) plan, and income earned on those contributions, are not taxable to employees until withdrawn from our 401(k) plan.

Indemnification

Since the Merger, we have entered into an indemnification agreement with each of our directors and executive officers, and we are asking the shareholders to approve the form of such indemnification agreement, or the Indemnification Agreement, at the Annual Meeting. See “Item 5—Ratification of Form of Indemnification Agreement.” The Indemnification Agreement and our certificate of incorporation and bylaws, each as amended, require us to indemnify our directors and executive officers to the fullest extent permitted by Florida law. See “Certain Relationships and Related Person Transactions—Transactions and Relationships with Directors, Officers and 5% Shareholders—Indemnification of Officers and Directors.”

DIRECTOR COMPENSATION

Non-Employee Director Compensation

We compensate non-employee members of the Board. With the exception of the Executive Chairman, directors who are also employees do not receive cash or equity compensation for service on the Board in addition to compensation payable for their service as our employees. The non-employee members of the Board are reimbursed for travel, lodging and other reasonable expenses incurred in attending board of directors or committee meetings.

We established our Outside Director Compensation Policy on May 21, 2020 to set forth guidelines for the compensation of our non-employee directors for their service on our Board. Under our Outside Director Compensation Policy, each non-employee director receives an initial award of either an option to purchase shares of common stock or restricted stock units, in each case with a Value (as defined in the policy) of $330,000. If such an award is an option, it vests in 36 equal, monthly installments after the grant date, subject to continued service through the vesting date; if such an award is in the form of RSUs, such portion of the initial award will vest in three annual installments beginning with the first anniversary after the grant date, subject to continued service through the vesting date. The cash and equity components of our compensation policy for non-employee directors are set forth below:

Position	Annual Cash Retainer	Annual Equity Grant
Base Fee	$45,000	$228,000
Chairperson Fee
Chairman of the Board (including Executive Chairman)	$50,000
Audit Committee	$24,000
Compensation Committee	$16,000
Nominating and Corporate Governance Committee	$10,000
Committee Member Fee
Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Corporate Governance Committee	$5,000

Additionally, each non-employee director receives an annual restricted stock unit award with a Value (as defined in the policy) of $228,000, effective on the date of each annual meeting of the shareholders, beginning with the first annual meeting of the shareholders in 2020; provided, however, that a non-employee director will not be eligible for an annual award unless he or she has been a director for at least six months prior to the annual meeting of the shareholders. As a result. Mr. Pärson is the only non-employee director who will be eligible for an annual award at the Annual Meeting.

2019 Director Compensation

In 2019, we did not have any non-employee directors. None of our directors received additional compensation for their services as a director.

The following table sets forth the compensation paid (in respect of Board service) to our directors in fiscal year 2019 who were not named executive officers.

Name	Fees earned orpaid in cash ($)	Stock Awards ($)	Option Awards($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Frank Esposito (1)	-	-	-	-	-	-	-
Bradley Albert (2)	-	-	-	-	-	-	-
Justin Morris (3)	-	-	-	-	-	-	-

(1)
Does not include compensation paid to Mr. Esposito for his services as the Company’s Chief Legal Officer and/or as a consultant during fiscal year 2019.
(2)
Does not include compensation earned by Mr. Albert for his services the Company’s President and Chief Creative Officer and/or as a consultant during fiscal year 2019.
(3)
Does not include compensation earned by Mr. Morris for his services as the Company’s Chief Operating Officer and/or as a consultant during fiscal year 2019.

Indemnification

Since the Merger, we have entered into an indemnification agreement with each of our directors and executive officers, and we are asking the shareholders to approve the form of such indemnification agreement, or the Indemnification Agreement, at the Annual Meeting. See “Item 5—Ratification of Form of Indemnification Agreement.” The Indemnification Agreement and our certificate of incorporation and bylaws, each as amended, require us to indemnify our directors and executive officers to the fullest extent permitted by Florida law. See “Certain Relationships and Related Person Transactions—Transactions and Relationships with Directors, Officers and 5% Shareholders—Indemnification of Officers and Directors.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of October 26, 2020, referred to as the “Beneficial Ownership Date”, by:

●
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of each class of our voting securities;
●
each of our directors;
●
each of our named executive officers; and
●
all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. The percentage of beneficial ownership is based on (i) 67,495,090 shares of our common stock and (ii) 32,116,018 shares of our Series AA Preferred Stock.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o fuboTV Inc. 1330 Avenue of the Americas, New York, NY 10019.

	Common Stock			Series AA Preferred (1)
	Number		% of outstanding	Number		% of outstanding	Combined Voting Power (2) %

Directors and Officers
David Gandler	2,338,954	(3)	3.35%	1,575,817	(4)	4.91%	3.57%
Edgar Bronfman, Jr.	3,649,725	(5)	5.15%	2,650,628	(6)	8.25%	5.98%
John Textor	8,194,455	(7)	12.14%	-		-	8.79%
Alexander Bafer	2,787,129	(8)	4.13%	-		-	2.99%
Pär-Jörgen Pärson	9,796	(9)	*	-		-	*
Daniel Leff	580,530	(10)	*	2627,788	(11)	8.18%	2.87%
Henry Ahn	9,212	(12)	*	-		-	*
Ignacio Figueras	7,348	(13)	*	-		-	*
Laura Onopchenko	5,717	(14)	*	-		-	*
Jordan Fiksenbaum	474,009		*	-		-	*
All executive officers and directors as a group (12 persons)	20,331,990	(15)	27.43%	3,965,448		12.35%	21.20%

5% Beneficial Owners Not Named Above
Entities affiliated with The Walt Disney Company (16)	-		-	3,315,006		10.32%	2.85%
Entities affiliated with A-Fund II, L.P. (17)	-		-	1,675,889		5.22%	1.44%
Entities Affiliated with AMC Networks Ventures LLC (18)	-		-	1,796,747		5.59%	1.54%
Entities Affiliated with Bullingham Holdings, LLC (19)	-		-	1,794,363		5.59%	1.54%
Entities Affiliated with Northzone VIII L.P. (20)	554,016	(21)	*%	3,499,146		10.90%	3.59%
Entities Affiliated with Comcast Corporation (22)	-		-	3,727,886		11.61%	3.20%
Entities Affiliated with Viacom International Inc. (23)	-		-	3,057,364		9.52%	2.62%
Entities Affiliated with FBNK Finance S.A.R.L. (24)	-		7.16%	-		-	5.19%
Entities affiliated with Discovery, Inc. (25)	-		-	2,574,587		8.02%	2.21%

* Represents less than 1% of the total.

(1)
Subject to the terms of the Certificate of Designation of the Series AA Preferred Stock, each share of Series AA Preferred Stock converts into two shares of our common stock only following the sale of such share of Series AA Preferred Stock on an arms’-length basis either pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration statement under the Securities Act, provided that such sale is conditioned on the applicable holder of Series AA Preferred Stock executing and delivering to us documentation reasonably requested by us in connection therewith and as is reasonably necessary to effectuate such transfer. However, all of the shares of Series AA Preferred Stock were deemed issued on April 1, 2020 for purposes of Rule 144 and are subject to transfer restrictions under Rule 144. Further, each share of Series AA Preferred Stock only converts into two shares of our common stock with the sale of such shares on an arms’-length basis either pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act or following an arms’-length transfer pursuant to an effective registration statement under the Securities Act, and thus each holder of Series AA Preferred Stock will never hold the shares of our common stock issuable upon conversion thereof. As such, we do not consider the holder of a share of Series AA Preferred Stock to beneficially own any shares of our common stock and have included the holdings of our directors and officers of our Series AA Preferred Stock for voting power purposes only. Additionally, the total number of shares of Series AA Preferred Stock outstanding does not include 104,155 shares that are issuable pursuant to the Merger Agreement to former holders of capital stock of fuboTV Pre-Merger as Stock Merger Consideration (as defined in the Merger Agreement).

(2)
Represents percentage of voting power of the Series AA Preferred Stock and our common stock voting together as a single class. Each share of Series AA Preferred Stock has 0.8 votes, and each share of our common stock has one vote.

(3)
Represents 2,338,954 shares of common stock issuable pursuant to options held directly by Mr. Gandler exercisable within 60 days of October 26, 2020.

(4)
Represents 617,817 shares of common stock held by Mr. Gandler in his individual capacity. Also includes (i) 241,000 held directly by Diana Gandler, Mr. Gandler’s spouse, (ii) 359,000 shares held directly by David Gandler & Yuriy Boykivttees Diana Gandler 2020 Family Irrevocable Trust U/A Dtd 09-30-20, David Gandler has voting and investment power over this trust, the beneficiaries are David Gandler and descendants of Diana Gandler, the trustees are David Gandler and Yuriy Boykiv, and there are no voting agreements associated with this trust, (iii) 179,000 shares held directly by Yuriy Boykiv Trustee Chloe Gandler 2020 Irrevocable Trust U/A Dtd 09-30-20, David Gandler has voting and investment power over this trust, the beneficiary is Chloe Gandler, the trustee is Yuriy Boykiv, and there are no voting agreements associated with this trust, and (iv) 179,000 shares held directly by Yuriy Boykiv Trustee Forest Gandler 2020 Irrevocable Trust U/A Dtd 09-30-20, David Gandler has voting and investment power over this trust, the beneficiary is Forest Gandler, the trustee is Yuriy Boykiv, and there are no voting agreements associated with this trust.

(5)
Represents 2,338,954 shares of common stock issuable pursuant to options held directly by Mr. Bronfman exercisable within 60 days of October 26, 2020. Also includes (i) 285,714 shares of common stock held directly by Waverley Capital, LP, or Waverley Capital, and (ii) 285,714 shares issuable upon exercise of a warrant held directly by Waverley Capital and exercisable within 60 days of October 26, 2020. According to information provided to the Company by Waverley Capital, the general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman and Dr. Leff and Waverley Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Rule 13 under the Exchange Act or for any other purposes. The address for Waverley Capital is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

(6)
Represents 22,840 shares of Series AA Preferred Stock held by Mr. Bronfman in his individual capacity. Also includes (i) 1,715,821 shares of Series AA Preferred Stock held directly by Luminari Capital, L.P., or Luminari Capital, (ii) 513,105 shares of Series AA Preferred Stock held directly by Waverley Capital and (iii) 398,862 shares of Series AA Preferred Stock held directly by WL fuboTV, LP, or WL fuboTV. The general partner of Luminari Capital is Luminari Capital Partners, LLC. Mr. Bronfman has an assignee interest in Luminari Capital Partners, LLC. Dr. Daniel V. Leff, as managing member of Luminari Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. The general partner of Waverley Capital is Waverley Capital Partners, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. The general partner of WL fuboTV is WL fuboTV GP, LLC. Mr. Bronfman and Dr. Daniel V. Leff, as managing members of WL fuboTV GP, LLC, may be deemed to have shared voting and investment power with respect to these shares. The address for Luminari Capital, Waverley Capital and WL fuboTV is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

(7)
Based on information reported by Mr. Textor in a Form 4 filed by him on September 21, 2020. Represents (i) 89,418 shares of common stock held by Mr. Textor; 7,648,947 shares of common stock held jointly by Mr. Textor and Deborah W. Textor, Mr. Textor’s spouse; (ii) 246,535 held by Mrs. Textor directly; and (iii) 209,555 held by Mrs. Textor as custodian for Mr. and Mrs. Textor’s son.

(8)
Based on information provided to the Company by Mr. Bafer on September 28, 2020. Represents (i) 127,883 shares of common stock held by Mr. Bafer and (ii) 2,500,610 shares held by Brick Top Holdings, Inc., a company owned and controlled by Mr. Bafer. Mr. Bafer has voting and dispositive control over the shares held by Brick Top Holdings, Inc.

(9)
Represents 9,796 shares of common stock issuable pursuant to options held directly by Mr. Pärson exercisable within 60 days of October 26, 2020.

(10)
Represents (i) 9,102 shares of common stock issuable pursuant to an option held directly by Dr. Leff exercisable within 60 days of August 31, 2010, (ii) 285,714 shares of common stock held directly by Waverley Capital and (iii) 285,714 shares issuable upon exercise of a warrant held directly by Waverley Capital and exercisable within 60 days of October 26, 2020. According to information provided to the Company by Waverley Capital, the general partner of Waverley Capital is Waverley Capital Partners, LLC. Dr. Daniel V. Leff, and Mr. Bronfman, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. Each of Mr. Bronfman and Dr. Leff and Waverley Capital Partners, LLC disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein and the inclusion of these securities herein shall not be deemed an admission by any of them of beneficial ownership of the reported securities for purposes of Rule 13 under the Exchange Act or for any other purposes. The address for Waverley Capital is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

(11)
Represents (i) 1,715,821 shares of Series AA Preferred Stock held directly by Luminari Capital, (ii) 513,105 shares of Series AA Preferred Stock held directly by Waverley Capital; and (iii) 398,862 shares of Series AA Preferred Stock held directly by WL fuboTV,. The general partner of Luminari Capital is Luminari Capital Partners, LLC. Daniel V. Leff, as managing member of Luminari Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. The general partner of Waverley Capital is Waverley Capital Partners, LLC. Dr. Daniel V. Leff and Mr. Bronfman, as managing members of Waverley Capital Partners, LLC, may be deemed to have shared voting and investment power with respect to these securities. The general partner of WL fuboTV is WL fuboTV GP, LLC. Dr. Daniel V. Leff and Mr. Bronfman, as managing members of WL fuboTV GP, LLC, may be deemed to have shared voting and investment power with respect to these shares. The address for Luminari Capital, Waverley Capital and WL fuboTV is 535 Ramona Street, Suite #8, Palo Alto, CA 94301.

(12)
Represents 9,212 shares of common stock issuable pursuant to an option held directly by Mr. Ahn exercisable within 60 days of October 26, 2020.

(13)
Represents 7,348 shares of common stock issuable pursuant to an option held directly by Mr. Figueras exercisable within 60 days of October 26, 2020.

(14)
Represents 5,717 shares of common stock issuable pursuant to an option held directly by Ms. Onopchenko exercisable within 60 days of October 26, 2020.

(15)
Includes an aggregate of (i) 571,428 shares issuable pursuant to warrants exercisable within 60 days of October 26, 2020; (ii) 6,055,433 shares issuable pursuant to options outstanding exercisable within 60 days of October 26, 2020; and (iii) 11,651,889 shares of common stock outstanding beneficially owned by 12 individuals, including the Company’s executive officers and directors.

(16)
Based on information reported by the Walt Disney Company on Schedule 13G filed with the SEC on April 15, 2020. TFCF America, Inc. is the direct holder of the shares of Series AA Preferred Stock. TFCF America, Inc. is a wholly owned subsidiary of TFCF Corporation, which is a wholly owned subsidiary of Disney Enterprises, Inc., which is a wholly owned subsidiary of TWDC Enterprises 18 Corp., which is a wholly owned subsidiary of The Walt Disney Company. The Walt Disney Company listed its address as 500 South Buena Vista Street; Burbank, California, 91521.

(17)
Based on information provided to the Company by AF II and AF II Affiliates (each as hereinafter defined). Represents (i) 1,574,127 shares held directly by A-Fund II, L.P., or AF II, and (ii) 101,762 shares held directly by A-Fund II Affiliates Fund, L.P., or AF II Affiliates. A-Fund Investment Management II, L.P., the general partner of AF II, or the DGP, and A-Fund International II, Ltd., the general partner of the DGP, or the UGP, may each be deemed to have sole voting and dispositive power over the shares held by AF II. The DGP, the general partner of AF II Affiliates, and the UGP, the general partner of the DGP, may each be deemed to have sole voting and dispositive power over the shares held by AF II Affiliates. K. David Chao and Jason Krikorian are the directors of the UGP and may be deemed to share voting and dispositive power over the shares held by AF II and AF II Affiliates. Such persons and entities disclaim beneficial ownership of shares held by AF II and shares held by AF II Affiliates, except to the extent of any pecuniary interest therein. The address for AF II and AF II Affiliates is 2420 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(18)
Based on information reported by AMC Networks Inc. on Schedule 13G filed on August 12, 2020. AMC Networks Ventures LLC is the direct holder of the shares of Series AA Preferred Stock. AMC Networks Ventures LLC is a wholly owned subsidiary of Rainbow Media Holdings LLC, which is a wholly owned subsidiary of AMC Networks Inc. The mailing address for AMC Networks Inc. was listed as 11 Penn Plaza, New York, NY 10001.

(19)
The address for Bullingham Holdings, LLC is 660 Madison Ave, 17th Floor, New York, New York 10065.

(20)
Based on information provided to the Company by Northzone VIII L.P, or the NZ Fund. The NZ Fund is the direct holder of all of the shares, including those described in footnote 17 below. NZ VIII GP L.P., or the GP of the Fund, is the general partner of the NZ Fund, and NZ VIII (GP) Limited, or the General Partner, is the general partner of the GP of the NZ Fund. The address for the NZ Fund, the GP of the Fund and the General Partner is 12 Castle Street, St. Helier, Jersey, Channel Islands, JE2 3RT.

(21)
Represents (i) 277,008 shares of common stock held directly by the NZ Fund and (ii) 277,008 shares issuable upon exercise of a warrant held directly by the NZ Fund and exercisable within 60 days of October 26, 2020.

(22)
Based on information reported by Comcast Corporation on Schedule 13G filed on April 13, 2020. Sky Ventures Limited is the direct holder of the shares of Series AA Preferred Stock. Sky Ventures Limited is a wholly owned subsidiary of Sky UK Limited, which is a wholly owned subsidiary of Sky Limited, which is a wholly owned subsidiary of Comcast Bidco Limited, which is a wholly owned subsidiary of Comcast Bidco Holdings Limited, which is a wholly owned subsidiary of Comcast Corporation. The address for Comcast Corporation was listed as One Comcast Center, Philadelphia, Pennsylvania 19103-2838.

(23)
The address for Viacom International Inc. is 1515 Broadway, New York, New York, 10036.

(24)
Based on information reported by FBNK Finance S.A.R.L. on Schedule 13G filed on July 20, 2020. FBNK Finance S.A.R.L. is the direct holder of the shares of common stock. The address for FBNK Finance S.A.R.L. was listed as 1 Cote d’Eich, Luxembourg, Luxembourg L-1450.

(25)
Based on information reported by Discovery, Inc. on Schedule 13G filed on May 20, 2020. Scripps Networks LLC is the direct holder of the shares of Series AA Preferred Stock. Scripps Networks LLC is a wholly owned subsidiary of Networks Holdings, Inc., which is a wholly owned subsidiary of Scripps Networks Interactive Inc., which is a wholly owned subsidiary of Discovery, Inc. The address for Discovery Inc. was listed as 8403 Colesville Road, Silver Spring, MD 20910.

 DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act and the rules of the SEC thereunder require our executive officers, directors and certain shareholders who beneficially own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership of our common stock with the SEC and the New York Stock Exchange.

Based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all required reports were filed on time for fiscal year 2019, except for the following: a Form 3 filed by John C. Textor related to his being subject to Section 16 was filed late on September 11, 2019; a Form 4 filed by John C. Textor related to the closing of a share exchange and automatic conversion of Series X Preferred Stock into Common Stock was filed late on September 11, 2019; a Form 4 filed by John C. Textor related to the purchase of Common Stock was filed late on September 12, 2019, and a Form 4 filed by John C. Textor related to the purchase of Common Stock was filed late on September 24, 2019.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

Prior to August 6, 2020, we did not have a written policy for the review, approval or ratification of transactions with related parties. When such transactions arose prior to August 6, 2020, they were referred to our Board for consideration and approval.

On August 6, 2020 our Board adopted a written related party transaction policy setting forth the policies and procedures for the review, approval and ratification of related person transactions. Since the adoption of such policy, our audit committee has the primary responsibility for reviewing and approving or disapproving related party transactions. A related person transaction refers to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, or any proposed transaction, arrangement or relationship, in which we (including any of our subsidiaries) are a participant and in which any related person has, had or will have a direct or indirect material interest and the aggregate amount involved exceeds $120,000, subject to the exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended. A related person refers to our directors, director nominees and executive officers, any person or entity known by us to be the beneficial owner of more than 5% of any class of our voting securities, or any immediate family member of any of the foregoing.

Since the approval of our related transaction policy on August 6, 2020, related person transactions are reviewed, approved and ratified by the audit committee of our Board. The audit committee of our Board will be provided with the details of each related person transaction (or proposed related person transaction), including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related person. In the event our management determines that it is impractical or undesirable to wait until a meeting of the audit committee to consummate a related person transaction, the chairperson of the audit committee may approve such transaction, if the aggregate amount involved in any such transaction, or series of related transactions, is expected to be less than $250,000. Any such approval must be reported to the audit committee at its next regularly scheduled meeting.

In determining whether to approve or ratify a related person transaction, the audit committee (or the chairperson of the audit committee, if applicable) will consider, among other factors, the following factors to the extent relevant to the related person transaction: whether the terms of the related person transaction are fair to our company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; the extent of the related person’s interest in the transaction; whether there are business reasons for us to enter into the related person transaction; whether the related person transaction would impair the independence of an outside director, including the ability of any director to serve on the compensation committee of the Board; and whether the related person transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director, executive officer or related person, the direct or indirect nature of the director’s, executive officer’s or related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the audit committee deems relevant. After considering all such facts, circumstances and factors, our audit committee determines whether approval or ratification of the related person transaction is in our best interests. Any member of the audit committee who has an interest in the transaction under discussion will recuse himself or herself from any discussion or vote of the audit committee on the transaction creating the conflict, except that such director must provide all material information concerning such transaction to the audit committee as requested. The audit committee shall update the Board with respect to any related person transactions as part of its regular updates to the Board regarding audit committee activities.

If a related person transaction is of the type that will be ongoing, the audit committee may establish guidelines for us to follow in our ongoing dealings with the related person, and the audit committee shall review and assess such ongoing relationships. A related person transaction entered into without pre-approval of the audit committee shall not be deemed to violate our related person transaction policy, or be invalid or unenforceable, so long as the transaction is brought to the audit committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by the policy, and the transaction is ratified by the audit committee.

Transactions and Relationships with Directors, Officers and 5% Shareholders

The following is a summary of related person transactions since January 1, 2018, other than the compensation arrangements, including employment, termination of employment, and change in control arrangements described in “Executive Compensation” and “Directors and Corporate Governance—Compensation of Non-Employee Directors,” in which:

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we or any of our subsidiaries have been or will be a participant;

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the amount involved exceeded or exceeds the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years; and

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any of our directors, executive officers or holders of more than five percent of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest.

Amounts owed to related parties as of September 30, 2020, December 31, 2019 and 2018 consist of the following (in thousands).

		December 31,
	September 30, 2020	2019	2018

Affiliate fees (1)	$85,116
Alexander Bafer, Executive Chairman (2)	458	$20	$25
John Textor, Chief Executive Officer (2)	264	592	304
Others	9	53	69
Total	$85,847	$665	$398

(1)
The Company has entered into affiliate distribution agreements with New Univision Enterprises, LLC and related entities, AMC Network Ventures, LLC and related entities, Viacom International, Inc. and related entities and Discovery, Inc. and related entities, which are holders of the Company’s convertible preferred stock. AMC Networks Ventures, LLC is also the lender under the senior secured loan under which fuboTV Sub is the borrower. The accrued fees payable under the affiliate distribution agreements are classified as accounts payables – due to related parties and accrued expenses – due to related parties in the accompanying condensed consolidated balance sheet. The aggregate affiliate distribution fees recorded to subscriber related expenses for related parties were $37.0 million and $60.0 for the three and nine months ended September 30, 2020, respectively, and $0 for the three and nine months ended September 30, 2019, respectively.

(2)
Our former Chairman and director, Mr. Bafer, advanced an unsecured, non-interest-bearing loan. As of the execution of the Bafer Release, the Company’s obligations under the loan are deemed to have been satisfied. The amounts due to John Textor, Head of Studio and former director and Chief Executive Officer represent a liability assumed in the acquisition of Evolution. The amounts due to other related parties also represent liabilities assumed in the acquisition of Evolution. For accrued compensation due to Mr. Bafer and Mr. Textor, see “ Executive Compensation.”

Cash Advances, Loans and Related Transactions

Promissory Note Issued to Former Executive Chairman and Chief Executive Officer

In July 2015, we issued convertible promissory notes to Mr. Bafer, former director, Executive Chairman and Chief Executive Officer, in exchange for the cancellation of previously issued promissory notes in the aggregate of $530,000 and accrued interest of $13,000 for a total of $543,000. In October 2015, the notes matured and became past due. As a result, the stated interest of 5% increased to 22% pursuant to the term of the notes. In July 2016, the Company and Mr. Bafer agreed to extend the maturity date of these notes to August 1, 2017 and cure the default. There were no other terms changed and no additional compensation paid. On May 22, 2019, PEC issued a non-convertible promissory note, or the Replacement Note, to replace the convertible promissory notes. The note had a principal balance of $264,365, accrued interest at a rate of 8% per annum and matured on August 31, 2019. During the year ended December 31, 2019, Mr. Bafer was repaid $258,850 of the principal balance and approximately $46,160 of interest. As part of this transaction, the Company and Mr. Bafer agreed to transfer approx. $124,000 from his note balance to accrued payroll. The Company and Mr. Bafer executed a separation and settlement agreement and release on August 1, 2020, pursuant to which all amounts payable to Mr. Bafer under past notes issued to Mr. Bafer were extinguished.

Convertible Promissory Note Issued to Former Chief Executive Officer

On December 28, 2016, we issued an unsecured convertible promissory note in the principal amount of $50,000 to Birchwood Capital, LLC, or Birchwood, an entity owned by David Cohen, who was our Chief Executive Officer at the time. The convertible promissory note had an interest rate of 3% and was due on March 24, 2017. On November 6, 2018, in exchange for the outstanding convertible promissory note and for no additional consideration, we issued a convertible debenture for $50,000 to Birchwood. The convertible debenture had an interest rate of 10% per annum. On January 9, 2019, Mr. Cohen sold the convertible debenture to Jonathan Christopher, LLC, whose managing member was our VP of Business Development at the time. On October 25, 2019, Jonathan Christopher, LLC was issued 16,666 shares of our common stock upon conversion of the convertible debenture.

 Promissory Note Issued to Trust Affiliated with Former Chief Executive Officer

In connection with the acquisition by the Company of Pulse Evolution Corporation, or PEC, one of our majority-owned subsidiaries, in 2018, the Company assumed a promissory note held by the Dale O Lovett Trust for $30,000 that had been issued by PEC on January 17, 2017. John C. Textor, who was, at the time of the assumption, the Company’s Chief Executive Officer, is a beneficiary of the Dale O Lovett Trust. The current amount of principal and accrued interest owed to the Dale O Lovett Trust is $34,500. The Company and the Dale O Lovett Trust entered into a waiver and amendment to the $30,000 Note on August 3, 2020, pursuant to which (i) the parties agreed to extend the maturity date of the $30,000 note to December 31, 2020 and (ii) the Dale O Lovett Trust agreed to waive any Event of Default arising as a result of the failure of the Company to pay certain amounts due under such note. On September 13, 2020, the Company and the Dale O Lovett Trust entered into a second amendment to the $30,000 note, pursuant to which the parties agreed to lower the interest rate from 8% to 4% per annum.

Cash Advance from Entity Controlled by Former Chief Executive Officer

During the year ended December 31, 2019, the Company received a $300,000 advance from FaceBank, Inc., a development stage company controlled by John C. Textor. At the time of the advance, Mr. Textor was our Chief Executive Officer.

Pledge Agreement Involving Former Chief Executive Officer

On March 19, 2020, in connection with the Note Purchase Agreement by and among the Company, FB Loan and certain of the Company’s subsidiaries, the parties to the Note Purchase Agreement entered into a Third Party Pledge Agreement pursuant to which John Textor, Head of Studio and at the time, the Company’s Chief Executive Officer, granted to FB Loan a security interest (through a pledge agreement) in 4,250,000 shares, or the Pledged Shares, of FaceBank Group, Inc. held by Mr. Textor, at the request of the Company. In connection with the pledge agreement, the Company agreed to indemnify Mr. Textor and, in the event Mr. Textor’s shares were forfeited under the pledge agreement, to issue Mr. Textor a number of shares equal to the number of Pledged Shares within five days of forfeiture. The Company agreed that such replacement shares would be entitled to demand and piggyback registration rights. The pledge agreement was terminated in connection with the repayment of the FB Loan in July 2020.

License Agreement between PEC, its Subsidiaries and John Textor

On March 3, 2017, in connection with the separation of John Textor from PEC and its wholly owned subsidiaries, After August, Inc. and Pulse Entertainment Corporation (which entities are collectively referred to as the Licensor Group), the Licensor Group granted to John Textor an exclusive license to use and exploit any and all rights related to computer-generated digital likeness of human; photo-realistic human animation; and human animation and holographic modeling for a period of five years. On August 3, 2020, the Company and John Textor entered into an agreement pursuant to which John Textor waived any and all rights to license the intellectual property under the agreement.

IP Agreement Involving Entity Controlled by Former Chief Executive Officer

On July 31, 2019, the Company entered into the Digital Likeness Development Agreement, or the Mayweather Agreement, by and among the Company, Floyd Mayweather, and FaceBank, Inc., a Florida corporation. FaceBank, Inc. is a development-stage company controlled by John Textor, our Head of Studio and at the time, the Company’s Chief Executive Officer. Pursuant to the terms of the Mayweather Agreement, the Company and FaceBank, Inc. agreed to work directly with Mr. Mayweather to research, capture and analyze photographic, filmed and mathematical representations of the face and body of Mr. Mayweather in order to develop a comprehensive and hyper-realistic, computer generated “digital likeness” of Mr. Mayweather for global exploitation in commercial applications (such likeness is referred to as Virtual Mayweather).

On January 25, 2020, the parties to the Mayweather Agreement entered into an amendment to the Mayweather Agreement, or the Amended Mayweather Agreement, which supersedes the Mayweather Agreement. All terms of the Agreement remain the same except (i) the term of the Amended Mayweather Agreement extends through October 22, 2024, and (ii) in place of granting Mr. Mayweather shares of our common stock with an approximate fair market value of $1 million as set forth in the Mayweather Agreement, pursuant to the Amended Mayweather Agreement, the Company granted an option to purchase 280,000 shares of the Company’s common stock with an exercise price of $7.20 per share.

Share Exchange Agreement with Brick Top Holdings, Inc.

On August 8, 2018, the Company entered into a Share Exchange Agreement with Brick Top Holdings, Inc., or Brick Top, an entity owned by Alexander Bafer, former director and former Chairman and Chief Executive Officer, and Southfork Ventures, Inc., or Southfork, an entity owned by Chris Leone, the Company’s then-Chief Operating Officer and Director, pursuant to which the Company agreed to acquire up to all of the shares of Series A Preferred Stock of the Company held by Brick Top and Southfork, in exchange for the issuance of shares of the Company’s common stock to Brick Top and Southfork. The closing of the share exchange contemplated by the Share Exchange Agreement occurred on August 8, 2018. On such date, the Company issued (i) 2,725,000 shares of its common stock to Brick Top in exchange for the transfer of 3,750,000 shares of the Company’s Series A Preferred Shares from Brick Top to the Company, and (ii) 908,333 shares of its common stock in exchange for the transfer of 1,250,000 shares of the Company’s Series A Preferred Stock from Southfork to the Company. This transaction was intended to simplify the capital structure of the Company and to ensure voting rights were proportional and equitable among all shareholders after the Company’s acquisition of Evolution.

Sale of Common Stock to 5% Shareholders

In May 2020, we sold shares of our common stock at $7.00 per share and issued warrants to purchase our common stock with an exercise price of $7.00 per share to the following related persons:

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285,714 shares of our common stock and a warrant to purchase 285,714 shares of common stock to Waverley Capital, an entity controlled by Edgar Bronfman, Jr., our Executive Chairman and a director and Daniel Leff, a director, for gross proceeds of $1,999,998.00; and

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277,008 shares of our common stock and a warrant to purchase 277,008 shares of our common stock to Northzone VIII L.P., an entity that holds 10.90% of our Series AA Preferred Stock as of October 26, 2020, for gross proceeds of $1,939,056.00.

In October 2020, we sold 200,000 shares of our common stock in a public offering, for an aggregate of $2,000,000 at the public offering price of $10 per share, to Waverley Capital.

Indemnification of Officers and Directors

Our articles of incorporation and bylaws, each as amended, provide that we shall indemnify any present or former officer or director, or person exercising powers and duties of an officer or director, to the fullest extent now or hereafter permitted by Florida law.

Section 607.0831 of the Florida Business Corporation Act, or the FBCA, directors of a corporation will not be personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act regarding corporate management or policy unless the director breached or failed to perform his or her duties as a director and the director’s breach of, or failure to perform, those duties constitutes:

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a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

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a transaction from which the director derived an improper personal benefit, either directly or indirectly;

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a circumstance under which the liability provisions of Section 607.0834 of the FBCA are applicable (relating to liability for unlawful distributions);

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in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct; or

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in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Any repeal of or modification to our certificate of incorporation and our bylaws, each as amended, may not adversely affect any right or protection of a director or officer for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. Our bylaws also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our articles of incorporation and bylaws, each as amended. These agreements, among other things, provide that we will indemnify our directors and executive officers for certain expenses, including attorney’s fees, judgments, fines, penalties and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of such person’s services as one of our directors or executive officers, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions contained in our articles of incorporation and our bylaws, each as amended, may discourage shareholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other shareholders. Further, a shareholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Except as described below, there is no pending litigation or proceeding involving one of our current directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

As previously disclosed in prior filings with the SEC and as further disclosed below, there are actions pending, and actions that were previously pending, against Mr. Textor, where due to his positions at the Company at the time referenced in the allegations, he may be entitled to indemnification pursuant to: (1) the terms of our articles of incorporation and bylaws and (2) an indemnification agreement between the Company and Mr. Textor. Such indemnification agreement is substantially in the form of the indemnification agreement we are requesting that shareholders ratify pursuant to Proposal No. 5.

Andrew Kriss and Eric Lerner vs. FaceBank Group, Inc. et. al.

On June 8, 2020, Andrew Kriss and Eric Lerner, or the Plaintiffs, filed a Summons with Notice in the Supreme Court of the State of New York, Nassau County, or the Notice, naming as defendants FaceBank Group, Inc., John Textor and Frank Patterson, among others (Index No. 605474/20). The Notice lists claims for breach of express contract and implied duties, fraud, aiding and abetting fraud, fraud in the inducement, fraudulent misrepresentation, fraudulent concealment, fraudulent conveyance, unjust enrichment and declaratory relief, and states that the Plaintiffs seek monetary damages in an amount to be proven at trial, but not less than six million dollars ($6,000,000) on the breach of contract claim with interest from the date of the alleged breach on September 9, 2014.

PROPOSALS REQUIRING YOUR VOTE

ITEM 1 — Election of Directors

Board Composition

Our Board currently consists of seven members. Pursuant to our bylaws, as amended, the term of each director expires at the next annual shareholders’ meeting following his or her election, whether such director had been elected by the shareholders or elected by a majority of the Board to fill a vacancy.

David Gandler was appointed in April 2020 at the Effective Time of the Merger. The remaining six directors joined the Board subsequent to the Merger. Each of Edgar Bronfman, Jr., Henry Ahn, Ignacio Figueras and Laura Onopchenko was appointed by a majority of the directors to fill a vacancy existing prior to his or her respective appointment. Each of Daniel Leff and Pär-Jörgen Pärson were elected by the holders of Series AA Preferred Stock. Since the listing of our common stock on the New York Stock Exchange on October 8, 2020, all seven directors are elected by the holders of outstanding shares of our voting stock, which includes our common stock and Series AA Preferred Stock, voting as a voting group.

Nominees

As recommended by the nominating and corporate governance committee, the Board has nominated all seven of our current directors for reelection. If elected, each nominee has consented to serve as a director and to hold office until the earlier of: the next annual shareholders’ meeting, his or her successor being selected and qualified, or his or her earlier death, resignation or removal from office. The proxy holders named on the proxy card intend to vote the proxy (if you are a shareholder of record) for the election of Messrs. Bronfman, Jr., Ahn, Figueras, Gandler, Leff and Pärson and Ms. Onopchenko, unless you indicate on the proxy card that your vote should be cast against him or her.

Summary information regarding our nominees as of September 30, 2020 is set forth below. For more information about the nominees, please see “Directors and Corporate Governance—Board Composition.”

Name	Age	Position(s)	Director Since
Nominees:
David Gandler	45	Chief Executive Officer and Director	April 2020
Edgar Bronfman, Jr.	65	Executive Chairman and Director	April 2020
Pär-Jörgen Pärson	57	Director	May 2020
Daniel Leff	52	Director	July 2020
Henry Ahn	58	Director	July 2020
Ignacio Figueras	43	Director	August 2020
Laura Onopchenko	53	Director	September 2020

Required Vote

The re-election of each of the seven nominees as directors requires a plurality of the voting power of the shares present or represented by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the seven nominees for director who receive the largest number of votes cast “FOR” are elected as directors, even if those nominees do not receive a majority of the votes cast. As a result, any shares not voted “FOR” a particular nominee (whether as a result of shareholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHOLD” for each of the nominees for election as director.

Recommendation of our Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF EDGAR BRONFMAN, JR., HENRY AHN, IGNACIO FIGUERAS, DAVID GANDLER, DANIEL LEFF, PÄR-JÖRGEN PÄRSON AND LAURA ONOPCHENKO TO SERVE ON OUR BOARD OF DIRECTORS.

ITEM 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers

Section 14A of the Exchange Act requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the section “Executive Compensation,” the compensation tables and the related narratives appearing in this Proxy Statement. The vote on this resolution is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the design and effectiveness of our executive compensation program. Our President, Jordan Fiksenbaum, has an interest in the approval of the Advisory Vote to Approve the Compensation of our Named Executive Officers because he is a beneficiary of this compensation.

Separately, under Proposal No. 3, we asking our shareholders to vote on a non-binding, advisory basis on the frequency with which we should hold future advisory votes to approve the compensation of our named executive officers. The result of that vote will determine the date of the next advisory vote on the compensation of our named executive officers.

Prior to the establishment of our compensation committee on August 6, 2020, our Board was responsible for designing and administering our executive compensation program to provide a competitive compensation and benefits package that reflects executive performance, job complexity, and strategic value of the position, which it believes also includes retention incentives, performance incentives, and alignment with the interests of the Company’s shareholders. We encourage you to carefully review the “Executive Compensation” section of this Proxy Statement for additional details on the Company’s executive compensation for the fiscal year ended December 31, 2019. The “Executive Compensation” section of this Proxy Statement also includes information on the processes our compensation committee is using to determine the structure and amounts of the compensation of executive officers in fiscal year 2020 and beyond.

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the objectives, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, on the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of fuboTV Inc. hereby approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company's proxy statement for the 2020 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the SEC, including in “Executive Compensation,” the compensation tables and the narrative discussions that accompany the compensation tables.

Required Vote

The advisory vote regarding named executive officer compensation for fiscal year 2019 requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no effect on the outcome of this proposal. Because this vote is advisory only, it will not be binding on us or on our Board. However, our Board or our compensation committee will consider the outcome of the vote when making future decisions regarding executive compensation.

Recommendation of our Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2019.

ITEM 3 — Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

Section 14A of the Exchange Act provides that shareholders must be given the opportunity to vote, on a non-binding advisory basis, on how frequently we should seek future non-binding advisory votes to approve the compensation of our named executive officers.

By voting with respect to this proposal, shareholders may indicate whether they would prefer that we conduct future non-binding advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal. Our Board has determined that an annual non-binding advisory vote to approve the compensation of our named executive officers will allow our shareholders to provide timely input on the Company's executive compensation philosophy, policies and practices as disclosed in the proxy statement.

Required Vote

 The frequency of future advisory votes on executive compensation selected by shareholders from the options of “ONE YEAR”, “TWO YEARS” or “THREE YEARS”, will be whichever frequency that receives the highest number of votes from the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on the outcome of this vote. Because this vote is advisory only, it will not be binding on us or on our Board. However, our Board or our compensation committee will consider the outcome of the vote when determining how often we should submit to shareholders an advisory vote to approve the compensation of our named executive officers.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO HOLD FUTURE SHAREHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “ONE YEAR.”

ITEM 4 — Approval of the Ability to Grant Incentive Stock Options under the 2020 Equity Incentive Plan and an Amendment to Increase the Share Reserve

The shareholders are being asked to approve the ability to grant incentive stock options under our new equity incentive plan, the 2020 Equity Incentive Plan, or the 2020 Plan, including and a recent increase in the number of shares of common stock reserved for issuance under the 2020 Plan by 19,000,000 shares, or, together the 2020 Plan Proposal. Our Board adopted the 2020 Plan on April 1, 2020 with an initial share pool of 12,116,646, or the Initial Pool. The size of this share pool was negotiated as a part of our acquisition of fuboTV Inc., a Delaware corporation. The initial 2020 Plan including the Initial Pool was effective upon approval without a requirement of any shareholder approval under applicable law. However, shareholder approval of the initial 2020 Plan including the Initial Pool is required within 12 months after adoption of the initial 2020 Plan in order allow for the grants of U.S. federal income tax-qualified “incentive stock options.” In October 2020, following our uplisting onto the New York Stock Exchange, our Board approved an amendment to our 2020 Plan to increase the number of shares of common stock reserves for issuance under the 2020 Plan by 19,000,000 shares of our common stock, or the Share Reserve Increase. A copy of the 2020 Plan, as amended by this proposal, is set forth in this proxy statement as Appendix A. The shareholders are being asked to approve the 2020 Plan Proposal so that (i) options granted under the 2020 Plan are eligible for treatment as incentive stock options, and (ii) we may continue to use our 2020 Plan to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees, directors and consultants and to promote the success of our business. If shareholders approve the 2020 Plan Proposal, then:

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All shares subject to the 2020 Plan, including the Initial Pool plus the Share Reserve Increase approved in October 2020 will be eligible to granted as “incentive stock options,” which are tax qualified option under the Internal Revenue Code; and

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The Share Reserve Increase will be available for issuance to our employees, directors and our service provider, including our October 2020 grant to our chief executive officer described below.

As noted, on October 8, 2020, we granted Mr. Gandler, our chief executive officer, a performance-based vesting stock option covering 4,100,000 shares of our common stock at an exercise price per share of $10.00 per share, or the CEO Option. The CEO Option (as part of the Share Reserve Increase) is subject to shareholder approval of the 2020 Plan Proposal, and will not be issued if it is shareholder approval is not obtained. Please note that the CEO Option was not granted options under the Initial Pool, awards granted under which will not be forfeited if shareholders do not approve the 2020 Plan Proposal. The CEO Option is subject to 5 calendar year performance periods, and vesting, if any, will be determined with respect to target levels of achievement against guideline performance metrics. In the first quarter of each year following a performance period, our Board will review and evaluate performance against the guidelines, and make a wholistic determination in its reasonable discretion of the amount of vesting, if any, that occurs on the date of review. The amount that may vest with respect to any performance period may be equal to, or higher or lower than, 20%. In the event a change in control occurs prior to the date that our Board last reviews performance with respect to the prior performance period, the CEO Option will accelerate and vest as to an aggregate amount of shares such that the total vesting of the option will be based on the price per share payable to our shareholders in the change in control as described in the option agreement.

Reasons for Voting for Approval of the 2020 Plan Proposal

The 2020 Plan Proposal Will Allow Us to Retain and to Continue Attracting and Retaining High Quality Talent

Our Board believes that our success depends on the ability to attract and retain the best available personnel and that the ability to grant equity awards is crucial to recruiting and retaining the services of such individuals. In addition, our Board believes that equity awards align the interests of service providers and shareholders by giving service providers an ownership stake in the company, motivate service providers to achieve outstanding performance, and provide an effective means of rewarding service providers for their contributions to our success.

If shareholders do not approve the 2020 Plan Proposal at the 2020 Annual Meeting, then

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No shares under the 2020 Plan may be issued as “incentive stock options”;

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The Share Reserve Increase would be available to be issued to our service providers; and

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the CEO Option would forfeit.

Please note that in all cases, the Initial Pool shall remain in effect even if shareholders do not approve the 2020 Plan Proposal.

As a result of the above, it would be challenging to attract and retain talent. Furthermore, we will be unable to continue our equity incentive program and we will have to restructure our existing compensation programs for reasons that are not directly related to the achievement of our business objectives, which could prevent us from successfully attracting and retaining highly skilled executive officers and other service providers. To remain competitive without equity-based compensation arrangements, it likely will be necessary to replace components of compensation previously awarded in equity with cash. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable, because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and shareholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and reduce our cash flow from operations, which could adversely affect our business results and could adversely affect our business strategy, including using cash flow for strategic acquisitions, research and development of innovative new products, and improvements in the quality and performance of existing products.

As noted above, we granted to Mr. Gandler an option to purchase 4,100,000 shares subject to the Share Reserve Increase to our chief executive officer, and that such option will forfeit automatically if the shareholders do not approve the 2020 Plan Proposal.

A Reasonable Number of Shares Will Be Reserved Under the 2020 Plan

If our shareholders approve the 2020 Plan Proposal, a total aggregate of 31,116,646 shares of our common stock will have been reserved for issuance under the 2020 Plan. We anticipate that these shares of our common stock will be enough to meet our expected needs for approximately three years. The compensation committee, with the assistance of its independent compensation consultant, and our Board considered the following when determining the number of shares to reserve for issuance under the 2020 Plan:

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Number of Shares Remaining. As of October 26, 2020, the number of shares of our common stock that remained available for issuance under the 2020 Plan was 17,713,843, including the Share Reserve Increase. As of the same date, the outstanding equity awards under the 2020 Plan covered a total of 14,320,196 shares of our common stock, which consists of 14,320,196 shares subject to outstanding options, with a weighted average exercise price of $9.33, and a weighted term of five years.

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Overhang. As of October 26, 2020, 14,320,196 shares were subject to outstanding equity awards under our 2020 Plan, which represent approximately 21% of the outstanding shares as of October 26, 2020.

The 2020 Plan Includes Compensation and Governance Best Practices

The 2020 Plan includes provisions that are considered best practice for compensation and corporate governance purposes. These provisions protect our shareholders’ interests, as follows:

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Administration. The 2020 Plan will be administered by the compensation committee, which consists entirely of independent non-employee directors.

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Annual Limits on Awards to Non-Employee Directors. The 2020 Plan sets reasonable limits as to the awards that non-employee directors may receive during each fiscal year.

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Limited transferability. Awards under the 2020 Plan generally may not be sold, assigned, transferred, pledged, or otherwise encumbered, unless otherwise approved by the administrator.

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No Tax Gross-ups. The 2020 Plan does not provide for any tax gross-ups.

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Forfeiture Events. Each award under the 2020 Plan will be subject to any clawback policy of ours, and the administrator may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award in order to comply with such clawback policy or applicable laws.

Our executive officers and directors have an interest in the approval of the 2020 Plan because they are eligible to receive equity awards under the 2020 Plan.

2020 Equity Incentive Plan

Our Equity Incentive Plan, or the 2020 Plan, became effective on April 1, 2020. Our 2020 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, but only if our 2020 Plan is approved within 12 months following the date our board adopted our 2020 Plan, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, or RSUs, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent, subsidiaries’ and affiliates’ employees and consultants.

As of October 26, 2020, stock options covering 14,320,196 shares of our common stock were outstanding under our 2020 Plan, which includes the 4,100,000 shares covered by the option grant issued to David Gandler, which will be forfeited automatically if the shareholders do not approve the Share Reserve Increase, which would reserve for issuance pursuant to our 2020 Plan an additional 19,000,000 shares. As of October 26, 2020, approximately 220 employees, 6 directors and 38 consultants were eligible to participate in the 2020 Plan. As of the same date, the closing price of a share of Company common stock as reported on NYSE was $13.73.

Authorized Shares

A total of 12,116,646 shares of our common stock were reserved for issuance pursuant to our 2020 Plan. Additionally, if any award issued pursuant to our 2014 Plan or 2015 Plan expires or becomes unexercisable without having been exercised in full, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2020 Plan (unless the 2020 Plan has terminated), provided that no more than 11,875,329 shares may become available in this manner. Notwithstanding the foregoing and, subject to adjustment as provided in the 2020 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated above, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any shares that become available for issuance under the 2020 Plan in accordance with the foregoing.

The shareholders are being asked to approve the Share Reserve Increase, which would reserve for issuance pursuant to our 2020 Plan an additional 19,000,000 shares. Such increase to the shares available under the 2020 Plan is subject to approval by our shareholders.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2020 Plan (unless the 2020 Plan has terminated). Only shares actually issued pursuant to a stock appreciation right will cease to be available under the 2020 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2020 Plan (unless the 2020 Plan has terminated). Shares that have actually been issued under the 2020 Plan under any award will not be returned to the 2020 Plan and will not become available for future distribution under the 2020 Plan. However, if shares issued pursuant to awards of restricted stock or, restricted stock units, performance shares or performance units are repurchased by us or are forfeited to us due to the failure to vest, such shares will become available for future grant under the 2020 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the 2020 Plan. To the extent an award under the 2020 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2020 Plan.

Plan Administration

Our Board or one or more committees appointed by our Board will administer our 2020 Plan. In addition, if we determine it is desirable to qualify transactions under our 2020 Plan as exempt under Rule 16b-3 of the Exchange Act, or Rule 16b-3, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2020 Plan, the administrator has the power to administer our 2020 Plan and make all determinations deemed necessary or advisable for administering the 2020 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2020 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our 2020 Plan and awards granted under it, prescribe, amend and rescind rules relating to our 2020 Plan, including creating sub-plans and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Stock Options

Stock options may be granted under our 2020 Plan. The exercise price of options granted under our 2020 Plan generally must at least be equal to the fair market value of our common stock on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of our 2020 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under our 2020 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2020 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under our 2020 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2020 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under our 2020 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2020 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under our 2020 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-Employee Directors

Our 2020 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under our 2020 Plan. Our 2020 Plan includes a maximum annual limit of $750,000 of equity awards that may be granted to a non-employee director in any fiscal year, increased to $1,500,000 in connection with the non-employee director’s initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with GAAP). Any equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Non-transferability of Awards

Unless the administrator provides otherwise, our 2020 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2020 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2020 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in our 2020 Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

Our 2020 Plan provides that in the event of our merger with or into another corporation or entity or a “change in control” (as defined in our 2020 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; (v) with respect only to an award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or change in control, the termination of the award immediately prior to the effective time of the merger or change in control with such payment to the participant (including no payment) as the administrator determines in its discretion; or (vi) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, all restrictions on restricted stock and RSUs will lapse and, for awards with performance-based vesting, unless specifically provided for in the award agreement, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback

Awards will be subject to any clawback policy of ours that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Our Board may require a participant to forfeit, return or reimburse us all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate our 2020 Plan provided such action does not impair the existing rights of any participant. Our 2020 Plan automatically will terminate in 2030, unless we terminate it sooner.

Federal Tax Aspects

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2020 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two (2) years following the date the option was granted nor within one (1) year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two (2) years after the date of grant or within one (1) year after the date of exercise, or a disqualifying disposition, the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2020 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Medicare Surtax

A participant’s annual “net investment income”, as defined in Section 1411 of the Internal Revenue Code, may be subject to a 3.8% federal surtax, generally referred to as the Medicare Surtax. Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2020 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the 2020 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

New Plan Benefits

The number of awards that an employee, director, or consultant may receive under the 2020 Plan is in the discretion of the administrator and therefore cannot be determined in advance. No equity awards were granted by us in fiscal year 2019, and as a result the benefits or amounts which would have been received by or allocated to our employees, directors, or consultants for the last completed fiscal year is not determinable.

As noted above, we granted to Mr. Gandler an option to purchase 4,100,000 shares subject to the Share Reserve Increase to our chief executive officer, and that such option will forfeit automatically if the shareholders do not approve the 2020 Plan Proposal.

Required Vote

Approval of the Company’s 2020 Plan Proposal requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2020 PLAN PROPOSAL.

ITEM 5 — Ratification of Form of Indemnification Agreement

OnApril 1, 2020, in connection with the Merger, the Board approved a form of indemnification agreement, substantially in the form appended to this Proxy Statement as Appendix B, or the Indemnification Agreement, and authorized and directed us to enter into the Indemnification Agreement with each of our current and future directors and executive officers, and certain of our prior directors and officers who were directors and/or officers at the time of the approval of the Indemnification Agreement. The Company has entered into the Indemnification Agreement with each of our current directors and executive officers, who we refer to collectively as the Indemnified Parties. We are asking you to ratify the Indemnification Agreement and our execution thereof with each of our future directors and executive officers.

Pursuant to the terms and conditions of the Indemnification Agreement, the Indemnified Parties are indemnified by the Company against certain liabilities arising out of their service to the Company. Prior to the entry into the Indemnification Agreement with each of our current directors and officers, we did not have indemnification agreements with our directors and officers, except to the extent provided for by the individual employment agreements of our past and current officers.

The Board believes the Indemnification Agreement serves the best interests of the Company and its shareholders. The Board believes it is extremely important for us to be able to continue to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success. However, our ability in this regard is threatened by both a growing risk of litigation directed against corporate directors and officers generally, as well as the difficult market for directors’ and officers’ liability insurance, in which the available coverage is more limited than in the past and the cost of which has increased substantially. The Board believes the Indemnification Agreement will strengthen our ability to retain and attract well-qualified directors and officers in light of these circumstances. The Indemnification Agreement is intended to complement the indemnity protection available under applicable law, our articles of incorporation and bylaws, each as amended, and the directors’ and officers’ insurance policies which are or may hereafter be maintained by the Company.

Although neither shareholder approval nor ratification of the Indemnification Agreement is required by law, the Board believes it is appropriate to submit the Indemnification Agreement to the Company’s shareholders for ratification because the members of the Board and the executive officers are parties to, and the beneficiaries of, the rights contained in the Indemnification Agreement. If the shareholders fail to ratify the Indemnification Agreement, the Board will consider whether or not to seek a modification or termination of the agreements that have been entered into to-date. Even if the Indemnification Agreement is ratified, the Board in its discretion may amend the Indemnification Agreement, or any one of them, at any time, if the Board believes that such amendment would be in the best interests of the Company and its shareholders.

Description of the Indemnification Agreement

The Indemnification Agreement requires us to indemnify the indemnitee, to the fullest extent permitted by applicable law, against all expenses, judgments, fines and amounts paid in settlement incurred by the indemnitee in connection with any proceeding, whether of a civil, criminal, administrative or investigative nature, in which the indemnitee may be or may have been involved as a party, witness or otherwise, by reason of the fact that indemnitee was a director or officer of our company, or by reason of any action or inaction on indemnitee’s part while acting as a director or officer of our company, or by reason of the fact that indemnitee was serving, at the request of our company, in certain capacities for other entities. In addition, the Indemnification Agreement provides for the advancement of expenses, including attorney fees, incurred by the indemnitee in defending against any such proceeding. The Indemnification Agreement sets out, among other things, the process for determining entitlement to indemnification, the conditions to advancement of expenses, the procedures for enforcement of indemnification rights, the limitations on indemnification and requirements relating to the notice and defense of claims for which indemnification is sought.

The Indemnification Agreement only provides for indemnification for expenses if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that such indemnitee’s conduct was unlawful. No indemnification for expenses will be made under the Indemnification Agreement for any claim as to which a court of competent jurisdiction has finally adjudged the indemnitee to be liable to us, except to the extent that the court has determined that, despite the adjudication of liability but in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnification for such expenses as the court has deemed proper.

The foregoing description is only a summary of certain provisions of the Indemnification Agreement, and is qualified in its entirety by reference to the Indemnification Agreement.

Indemnification Under Applicable Law

For a summary of the application of the provisions of our articles and bylaws, each as amended, and applicable law to the indemnification of our directors and officers, see “Certain Relationships and Related Person Transaction—Indemnification of Officers and Directors.”

Required Vote

Ratification of the Company’s form of indemnification agreement for use with our directors and officers requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions and broker non-votes will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE FORM OF INDEMNIFICATION AGREEMENT FOR USE WITH OUR DIRECTORS AND OFFICERS.

ITEM 6 — Ratification of Independent Registered Public Accounting Firm

The audit committee has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and has further directed that management submit the selection of KPMG LLP as our independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of KPMG LLP to our shareholders for ratification as a matter of good corporate practice and because we value our shareholders’ views on the Company’s independent registered public accounting firm. In the event that our shareholders fail to ratify the selection, the audit committee will review its future selection of independent auditors. Even if this selection is ratified, pursuant to the Sarbanes-Oxley Act of 2002, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm and may determine to change the firm selected at such time and based on such factors as it determines to be appropriate.

Representatives of KPMG LLP are expected to be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

Change in Independent Registered Public Accounting Firm

Resignation of Fruci & Associates II, PLLC

On January 15, 2019, we received a notice of resignation from Fruci & Associates II, PLLC, or Fruci, our independent registered accounting firm since November 9, 2017. Citing its boutique size Fruci indicated that because of the Company’s change in operations and its business plan to grow substantially and quickly, the Company would be better served by a larger audit firm with experience consistent with the Company’s future plans and change in operations. Fruci also expressed its view of the positive working relationship between the Company and Fruci staff, a sentiment which was shared by management of the Company, and Fruci’s disappointment that the Company had grown beyond Fruci’s boutique business model. Fruci’s report on the Company’s financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s fiscal year ended December 31, 2017 and through January 15, 2019, there have been no disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Fruci’s satisfaction, would have caused Fruci to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such period.

Except as set forth below, for the fiscal year ended December 31, 2017 and through January 31, 2019, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. Fruci’s report for the fiscal year ended December 31, 2017 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

We provided Fruci with a copy of the disclosures made in connection with the filing of a Form 8-K on January 22, 2019 and requested that Fruci a furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on January 22, 2019.

Engagement and Dismissal of Marcum LLP

On March 1, 2019, the Board appointed Marcum LLP, or Marcum, as our new independent registered accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Marcum and the subsequent interim period through March 1, 2019, neither the Company nor anyone acting on the Company’s behalf consulted Marcum with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

On March 31, 2020, the Company dismissed Marcum from its role as the Company’s independent registered public accounting firm, and on March 31, 2020 the Company engaged Salberg & Company P.A., or Salberg, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Marcum to Salberg was approved unanimously by our Board. The report of Marcum on the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2018, and in the subsequent interim period through April 7, 2020, there were no disagreements with Marcum on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent period through April 7, 2020.

              We provided Marcum with a copy of the disclosures made in connection with the filing of a Form 8-K on April 7, 2020 and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K/A filed on April 14, 2020.

Engagement and Disengagement of Salberg & Company P.A.

On March 31, 2020, we appointed Salberg as our new independent registered public accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Salberg and the subsequent interim period through April 6, 2020, neither the Company nor anyone acting on its behalf consulted with Salberg regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On April 23, 2020, Salberg disengaged from its role as the Company’s independent registered public accounting firm. Because Salberg has not issued any reports on the Company’s financial statements, no Salberg report for the past two years contained an adverse opinion or a disclaimer of opinion and/or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through April 23, 2020, there have been no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Salberg’s satisfaction, would have caused Salberg to make reference to the subject matter of the disagreement in connection with reports on the Company’s financial statements for such periods. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent period through April 23, 2020.

On April 23, 2020, the Company engaged L J Soldinger Associates, LLC, or Soldinger, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Salberg to Soldinger was approved unanimously by our Board.

We provided Salberg with a copy of the foregoing disclosures in connection with the filing of a Form 8-K on April 29, 2020, and requested that Salberg furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on April 29, 2020.

Engagement and Dismissal of L J Soldinger Associates, LLC

On April 23, 2020, the Board appointed L J Soldinger Associates, LLC, or Soldinger, as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years prior to the appointment of Soldinger and the subsequent interim period through April 23, 2020, neither the Company nor anyone acting on its behalf consulted with Soldinger regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

On September 21, 2020, the Company dismissed Soldinger from its role as the Company’s independent registered public accounting firm, and on September 21, 2020 the Company engaged KPMG, LLP, or KPMG, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Soldinger to KPMG was approved by the Company’s audit committee. The report of Soldinger on the Company’s consolidated financial statements for the fiscal year ended December 31, 2019 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2019, and in the subsequent interim period through September 21, 2020, there were no disagreements with Soldinger on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Soldinger, would have caused Soldinger to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2018, or in the subsequent periods ended March 31, 2020 or June 30, 2020.

              We provided Soldinger with a copy of the foregoing disclosures in connection with the filing of a Form 8-K on September 24, 2020, and requested that Salberg furnish a letter addressed to the Securities and Exchange Commission, as required by Item 304(a)(3) of Regulation S-K stating whether it agreed with such disclosures, and if not, stating the respects in which it did not agree. A copy of the letter was filed as an exhibit to the Form 8-K filed on September 24, 2020.

Engagement of KPMG LLP

On September 21, 2020, the audit committee approved the appointment of KPMG as our new independent registered public accounting firm. On September 21, 2020, we entered into an engagement agreement with KPMG effective immediately.

During our two most recent fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through September 21, 2020, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, in connection with which either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to Prior Independent Registered Public Accounting Firms

The following tables present fees for professional audit services rendered by the Company’s previous independent registered public accounting firms, including (i) L J Soldinger Associates, LLC, (ii) Ernst & Young LLP (which was fuboTV Pre-Merger’s auditor for the fiscal years ended 2018 and 2019), (iii) Salberg & Company P.A. and (iv) Marcum LLP for the audits of the Company’s annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2018 and 2019 and fees billed (or fees that will be billed in the future) for audit-related, tax, and other services rendered by each of such firms during those periods or for work performed in respect of such periods. All of these fees were approved by the audit committee or, prior to the audit committee’s existence, by the Board.

Fees Paid to L J Soldinger Associates, LLC

	Year Ended December 31,
	2018	2019(4)
Audit fees(1)	$-	$901,000
Audit-related fees(2)	-	345,000
Tax fees(2)	-	92,000
All other fees	-	-
Total fees	$-	$1,338,000
_________________
(1)
Audit fees consisted principally of work performed in connection with the audit of our consolidated financial statements for the year ended December 31, 2019 included in our periodic filings, review of our quarterly financial statements, the restatements of our financial statements, work related to Soldinger’s dismissal and the onboarding of KPMG.
(2)
Audit-related fees consist of work performed on various registration statements and provision of consents and comfort letters in connection with such registration statements in the year ended December 31, 2020.
(3)
Tax fees consisted principally of compliance and tax consulting services performed in connection with the preparation of corporate income tax returns for the fiscal years ended December 31, 2019, 2018 and 2017 that were performed in the year ended December 31, 2020.
(4)
Consists of fees for work performed in the year ended December 31, 2020.

Fees Paid to Ernst & Young LLP

	Year Ended December 31,
	2018	2019(3)
Audit fees(1)	$-	$210,000
Audit-related fees(2)	-	309,000
Tax fees	-	-
All other fees	-
Total fees	$-	$519,000
_________________
(1)
Audit fees consisted principally of work performed in connection with the audit of fuboTV Pre-Merger’s consolidated financial statements for the year ended December 31, 2019 included in our periodic filings and registration statements, review of our quarterly financial statements and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements, including related to the provision of consents and comfort letters.
(2)
Audit-related fees consist of work performed on various registration statements and provision of consents and comfort letters in connection with such registration statements.
(3)
Consists of fees for work performed in the year ended December 31, 2020.

Fees Paid to Marcum LLP

	Year Ended December 31,
	2018(3)	2019
Audit fees(1)	$125,000	$-
Audit-related fees(2)	253,000	-
Tax fees	-	-
All other fees	-	-
Total fees	$378,000	$-
_________________
(1)
Audit fees payable to Marcum LLP were for professional services rendered for the audits of our annual financial statements for the year ended December 31, 2018.
(2)
Consists of $253,000 for services related to services rendered for the audits of our annual financial statements for the year ended December 31, 2018 in connection with regulatory filings and registration statements filed in the year ended December 31, 2020.
(3)
Consists of fees for work performed in the year ended December 31, 2020.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to the audit committee charter and policy, the audit committee reviews and approves, in advance, (i) the scope and plans for the audits and the audit fees and (ii) approves in advance (or, where permitted under the rules and regulations of the SEC, subsequently) all non-audit and tax services to be performed by the independent auditor that are not otherwise prohibited by law or regulations and any associated fees.

The audit committee has determined that the rendering of services other than audit services by Soldinger is compatible with maintaining the then-principal accountant’s independence.

Audit Report of the Board of Directors Audit Committee(1)

The Board reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management of the Company. The Board discussed with L J Soldinger Associates, LLC, our independent registered public accounting firm at the time, or Soldinger, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the Securities and Exchange Commission, or the SEC. The Board also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with our Board concerning independence, and discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Board approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed May 29, 2020.

After discussing the results of a review of certain of the Company’ accounting practices and financial reporting with Soldinger and with management of the Company, the Board approved the restatement of Company’s financial statements for the fiscal year ended December 31, 2019. The Board and audit committee discussed with Soldinger the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Board and the audit committee also received the written disclosures and the letter from Soldinger required by applicable requirements of the PCAOB regarding the independent accountants’ communications with our audit committee concerning independence, and discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Board approved the inclusion of the restated audited financial statements in our Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 31, 2019, filed August 11, 2020.

The Board of Directors

David Gandler(2) (3)
Edgar Bronfman, Jr. (3)
Ignacio Figueras(3)
Pär-Jörgen Pärson(3)
Daniel Leff(3)
                                                                                                                                            Henry Ahn(3)

This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by fuboTV under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent fuboTV specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

(1) For the audited financial statements approved for use in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed May 29, 2020, the entire Board functioned as the Company’s audit committee. Our audit committee was formed on August 6, 2020. For the restated audited financial statements approved for use in the Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 31, 2019, filed August 11, 2020, the audit committee and the Board discussed the restated audited financial statements, which the Board approved.
(2) David Gandler is the sole current Board member who participated in the relevant review and discussions for the audited financial statements included in the Annual Report on Form 10-K, filed May 29, 2020. Departed Board members who took part in the relevant review and discussions, and new members of the Board or the audit committee who did not take part in the relevant review and discussions, are not included.
(3) Participated in the relevant review and discussions for the restated audited financial statements included in the Annual Report on Form 10-K/A (Amendment No. 1), filed August 11, 2020. Laura Onopchenko did not take part in the relevant review and discussions, as they occurred prior to her appointment.

Required Vote

The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020 requires, under Florida law, a majority of the votes cast to be voted “FOR” the proposal in order for the proposal to pass. Abstentions will not be counted as votes “FOR” or “AGAINST” the proposal, and thus will have no effect on the outcome of this proposal. Broker non-votes are not expected to result from this proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

TRANSACTION OF OTHER BUSINESS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

OTHER INFORMATION

Shareholder Proposals and Nominations of Directors

The Company has not yet selected the date of the 2021 Annual Meeting of Shareholders; however, it anticipates holding its 2021 Annual Meeting of Shareholders in June 2021, and will disclose the date of the 2021 Annual Meeting of Shareholders, when determined, in a subsequent filing with the SEC. Any shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices at 1330 Avenue of the Americas, New York, NY 10019, to the attention of the Corporate Secretary, no later than March 8, 2021 and any other shareholder proposals submitted other than pursuant to Rule 14a-8 must also be submitted no later than March 8, 2021.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of the Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are fuboTV shareholders will be “householding” our proxy materials. A single set of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker or fuboTV. Direct your written request to Corporate Secretary, fuboTV Inc., 1330 Avenue of the Americas, New York, NY 10019, or contact our Corporate Secretary at (829) 947-3254. We undertake to promptly deliver, upon written or oral request, a separate set of our Proxy Materials to shareholders at a shared address to which a single copy of such documents was delivered. Shareholders who currently receive multiple sets of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Fiscal Year 2019 Annual Report

Our financial statements for our fiscal year ended December 31, 2019 are included in our 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on May 29, 2020, our Form 10-K/A filed with the SEC on August 11, 2020, or our Annual Report, which we will make available to shareholders at the same time as this Proxy Statement.  This Proxy Statement and our Annual Report are also posted on the Investor Relations section of our website, http://ir.fubo.tv, and at the website of the SEC, at www.sec.gov.  You may also obtain a copy of our Annual Report without charge by sending a written request to fuboTV Inc., 1330 Avenue of the Americas, New York, NY 10019, Attention: Corporate Secretary.

Information contained on, or that can be accessed through http://ir.fubo.tv, is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

Availability of Bylaws

A copy of our bylaws and the amendments thereto may be obtained by accessing fuboTV’s filings on the SEC’s website at www.sec.gov.  You may also obtain a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates by sending a written request to fuboTV Inc., 1330 Avenue of the Americas, New York, NY 10019, Attention: Corporate Secretary.

APPENDIX A

FUBOTV INC.
2020 EQUITY INCENTIVE PLAN, AS AMENDED

1.
Purposes of the Plan. The purposes of this Plan are:

●
to attract and retain the best available personnel for positions of substantial responsibility,

●
to provide additional incentive to Employees, Directors and Consultants, and

●
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

2.
Definitions. As used herein, the following definitions will apply:

1.
“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

2.
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

3.
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

4.
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

5.
“Board” means the Board of Directors of the Company.

6.
“Change in Control” means the occurrence of any of the following events:

1.
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

2.
Change in Effective Control of the Company. A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

3.
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

7.
“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

8.
“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

9.
“Common Stock” means the common stock of the Company.

10.
“Company” means fuboTV Inc., a Florida corporation, or any successor thereto.

11.
“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

12.
“Director” means a member of the Board.

13.
“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

14.
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

15.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

16.
“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

17.
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

1.
If the Common Stock is listed on any established stock exchange or a national market system (other than an over-the counter market, which will not be considered an established stock exchange of national market system for the purposes of this definition), including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

3.
In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

18.
“Fiscal Year” means the fiscal year of the Company.

19.
“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

20.
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

21.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

22.
“Option” means a stock option granted pursuant to the Plan.

23.
“Outside Director” means a Director who is not an Employee.

24.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

25.
“Participant” means the holder of an outstanding Award.

26.
“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

27.
 “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

28.
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

29.
“Plan” means this 2020 Equity Incentive Plan.

30.
“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

31.
“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

32.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

33.
“Section 16(b)” means Section 16(b) of the Exchange Act.

34.
“Securities Act” means the Securities Act of 1933, as amended.

35.
“Service Provider” means an Employee, Director or Consultant.

36.
“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

37.
“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

38.
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter exist-ing, as defined in Code Section 424(f).

3.
Stock Subject to the Plan.

1.
Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 31,116,646 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

2.
Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

3.
Prior Plan Awards. If any award issued pursuant to the Company’s 2014 Incentive Stock Plan or the 2015 Equity Incentive Plan of fuboTV Inc. expires or becomes unexercisable without having been exercised in full, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated), provided that no more than 11,875,329 Shares may become available under the Plan pursuant to this Section 3(c).

4.
Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.
Administration of the Plan.

1.
Procedure.

1.
Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

2.
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

3.
Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

2.
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

1.
to determine the Fair Market Value;

2.
to select the Service Providers to whom Awards may be granted hereunder;

3.
to determine the number of Shares to be covered by each Award granted hereunder;

4.
to approve forms of Award Agreements for use under the Plan;

5.
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

6.
to institute and determine the terms and conditions of an Exchange Program;

7.
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

8.
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

9.
to modify or amend each Award (subject to Section 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards; provided, however, that in no case will an Option or Stock Appreciation Right be extended beyond its original maximum term;

10.
to allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 15(d);

11.
to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

12.
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

13.
to make all other determinations deemed necessary or advisable for administering the Plan.

3.
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5.
Eligibility. Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to any Service Providers. Nonstatutory Stock Options and Stock Appreciation Rights, to the extent required for exemption under Section 409A, may be granted only to Service Providers rendering services to the Company or a Subsidiary (not a Parent). Incentive Stock Options may be granted only to Employees.

6.
Stock Options.

1.
Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

2.
Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

3.
Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and the calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

4.
Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

5.
Option Exercise Price and Consideration.

1.
Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, subject to the following:

1.
In the case of an Incentive Stock Option

1.
granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)) on the date of grant.

2.
granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

2.
In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant (or the fair market value per Share as determined in accordance with Treas. Reg. 1.409A-1(b)(5)(iv)(A)).

3.
Notwithstanding the foregoing provisions of this Section 6(e), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

2.
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

3.
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note; to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.
Exercise of Option.

1.
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

2.
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

3.
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

4.
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.
Stock Appreciation Rights.

1.
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers of the Company or a Subsidiary at any time and from time to time as will be determined by the Administrator, in its sole discretion.

2.
Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

3.
Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

4.
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

5.
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

6.
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

1.
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

2.
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.
Restricted Stock.

1.
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

2.
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

3.
Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

4.
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

5.
Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

6.
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

7.
Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.
Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.
Restricted Stock Units.

1.
Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

2.
Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

3.
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

4.
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement which shall establish exemption or comply with all requirements of Code Section 409A. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

5.
Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.
Performance Units and Performance Shares.

1.
Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

2.
Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

3.
Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

4.
Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

5.
Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period or at such other time as may be specified in the Award Agreement which shall establish exemption or comply with all requirements of Code Section 409A. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

6.
Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.
Outside Director Limitations. No Outside Director may be granted, in any Fiscal Year, Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $750,000, increased to $1,500,000 in connection with his or her initial service. Any Awards granted to an individual while he or she was an Employee, or while he or she was a Consultant but not an Outside Director, will not count for purposes of the limitations under this Section 11.

12.
Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

13.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.
Limited Transferability of Awards.

Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.
Adjustments; Dissolution or Liquidation; Merger or Change in Control.

1.
Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits of Section 3.

2.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

3.
Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection 15(c) and subsection 15(d), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit, or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15(c) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

4.
Outside Director Awards. In the event of a Change in Control, with respect to Awards granted to an Outside Director, the Outside Directors will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16.
Tax Withholding.

1.
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligation is due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, non-U.S. or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

2.
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (iii) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (v) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17.
No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.
Term of Plan. The Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

20.
Amendment and Termination of the Plan.

1.
Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

2.
Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

3.
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.
Conditions Upon Issuance of Shares.

1.
Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

2.
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23.
Stockholder Approval. The Plan will be presented for approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. No Option granted under the Plan may be treated as an Incentive Stock Option is the Plan is not approved by stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

24.
Forfeiture Events.

1.
All Awards under the Plan will be subject to recoupment under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary or Parent of the Company.

2.
The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as Service Provider for cause or any specified action or inaction by a Participant, whether before or after such termination of service, that would constitute cause for termination of such Participant’s status as a Service Provider.

APPENDIX B

FORM OF INDEMNIFICATION AGREEMENT

FUBOTV INC.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is dated as of [DATE], and is between fuboTV Inc., a Florida corporation (the “Company”), and [INDEMNITEE] (“Indemnitee”).

RECITALS

A.           Indemnitee’s service to the Company substantially benefits the Company.

B.           Individuals are reluctant to serve as directors or officers of corporations or in certain other capacities unless they are provided with adequate protection through insurance or indemnification against the risks of claims and actions against them arising out of such service.

C.           Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and any insurance as adequate under the present circumstances, and Indemnitee may not be willing to serve as a director or officer without additional protection.

D.           In order to induce Indemnitee to continue to provide services to the Company, it is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee as permitted by applicable law.

E.           This Agreement is a supplement to and in furtherance of the indemnification provided in the Company’s articles of incorporation and bylaws, and any resolutions adopted pursuant thereto, and this Agreement shall not be deemed a substitute therefor, nor shall this Agreement be deemed to limit, diminish or abrogate any rights of Indemnitee thereunder.

The parties therefore agree as follows:

1. Definitions.

(a) A “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

(i) Acquisition of Stock by Third Party. Any Person (as defined below) becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities;provided, that any acquisition that occurs as a result of the Merger Agreement that has been approved by a majority of the Company’s board of directors shall be excluded from the definition of Change in Control;

(ii) Change in Board Composition. During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Company’s board of directors, and any new directors (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), 1(a)(iii) or 1(a)(iv)) whose election by the board of directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Company’s board of directors;provided, that changes in the composition of the Company’s board of directors as a result of the transactions contemplated by the Merger Agreement shall be excluded from the definition of Change in Control;

(iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuingto represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

(iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; and

(v) Other Events. Any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to such reporting requirement.

For purposes of this Section 1(a), the following terms shall have the following meanings:

(1) “Person” shall have the meaning as set forth in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended;provided, however, that “Person” shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(2) “Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended; provided, however, that “Beneficial Owner” shall exclude any Person otherwise becoming a Beneficial Owner by reason of (i) the stockholders of the Company approving a merger of the Company with another entity or (ii) the Company’s board of directors approving a sale of securities by the Company to such Person.

(b) “Corporate Status” describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise.

(c) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee and who meets the definition of a “qualified director” as set forth in Section 6.07.0143 of the FBCA.

(d) “Enterprise” means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary.

(e) “Expenses” include all reasonable and actually incurred attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent, and (ii) for purposes of Section 12(d), Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(f) “FBCA” means the Florida Business Corporation Act.

(g) “Independent Counsel” means a law firm, or a partner or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party (other than as Independent Counsel with respect to matters concerning Indemnitee under this Agreement, or other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom and including without limitation any such Proceeding pending as of the date of this Agreement, in which Indemnitee was, is or will be involved as a party, a potential party, a non-party witness or otherwise by reason of (i) the fact that Indemnitee is or was a director or officer of the Company, (ii) any action taken by Indemnitee or any action or inaction on Indemnitee’s part while acting as a director or officer of the Company, or (iii) the fact that he or she is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

(i) Reference to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(j) “Merger Agreement” means the Agreement and Plan of Merger and Reorganization by and among fuboTV Inc., a Florida corporation (f/k/a FaceBank Group, Inc.), fuboTV Acquisition Corp. and fuboTV Media Inc., a Delaware corporation (f/k/a fuboTV Inc.), dated as of March 19, 2020.

2. Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 2, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

3. Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 3 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such Expenses as such court shall deem proper.

4. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that Indemnitee is a party to or a participant in and is successful (on the merits or otherwise) in defense of any Proceeding or any claim, issue or matter therein, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. For purposes of this section, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

5. Indemnification for Expenses of a Witness. To the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified to the extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

6. Additional Indemnification.

(a) Notwithstanding any limitation in Sections 2, 3 or 4, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the Proceeding or any claim, issue or matter therein.

(b) For purposes of Section 6(a), the meaning of the phrase “to the fullest extent permitted by applicable law” shall include, but not be limited to:

(i) the fullest extent permitted by the provision of the FBCA that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the FBCA; and

(ii) the fullest extent authorized or permitted by any amendments to or replacements of the FBCA adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

7. Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any Proceeding (or any part of any Proceeding):

(a) for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(c) for any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(d) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Company’s board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 12(d) or (iv) otherwise required by applicable law; or

(e) if prohibited by applicable law.

8. Advances of Expenses. The Company shall advance the Expenses incurred by Indemnitee in connection with any Proceeding prior to its final disposition, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 90 days, after the receipt by the Company of a written statement or statements requesting such advances from time to time (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Indemnitee’s ability to repay such advances. Indemnitee hereby undertakes to repay any advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 8 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is not permitted under this Agreement, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 7(b) or 7(c) prior to a determination that Indemnitee is not entitled to be indemnified by the Company.

9. Procedures for Notification and Defense of Claim.

(a) Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the receipt by Indemnitee of notice thereof. The written notification to the Company shall include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. The failure by Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights, except to the extent that such failure or delay materially prejudices the Company.

(b) If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect that may be applicable to the Proceeding, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all commercially-reasonable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c) In the event the Company may be obligated to make any indemnity in connection with a Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, conditioned or delayed, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee for any fees or expenses of counsel subsequently incurred by Indemnitee with respect to the same Proceeding. Notwithstanding the Company’s assumption of the defense of any such Proceeding, the Company shall be obligated to pay the fees and expenses of Indemnitee’s separate counsel to the extent (i) the employment of separate counsel by Indemnitee is authorized by the Company, (ii) counsel for the Company or Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense such that Indemnitee needs to be separately represented, (iii) the Company is not financially or legally able to perform its indemnification obligations or (iv) the Company shall not have retained, or shall not continue to retain, counsel to defend such Proceeding. The Company shall have the right to conduct such defense as it sees fit in its sole discretion. Regardless of any provision in this Agreement, Indemnitee shall have the right to employ counsel in any Proceeding at Indemnitee’s personal expense. The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company.

(d) Indemnitee shall give the Company such information and cooperation in connection with the Proceeding as may be reasonably appropriate.

(e) The Company shall not be liable to indemnify Indemnitee for any settlement of any Proceeding (or any part thereof) without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(f) The Company shall not settle any Proceeding (or any part thereof) in a manner that imposes any penalty or liability on Indemnitee without Indemnitee’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

10. Procedures upon Application for Indemnification.

(a) To obtain indemnification, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the Proceeding. Any delay in providing the request will not relieve the Company from its obligations under this Agreement, except to the extent such failure is prejudicial.

(b) Upon written request by Indemnitee for indemnification pursuant to Section 10(a), a determination with respect to Indemnitee’s entitlement thereto shall be made in the specific case (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Company’s board of directors, a copy of which shall be delivered to Indemnitee or (ii) if a Change in Control shall not have occurred, (A) by a majority vote of two or more of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (B) by a committee of two or more of the Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (C) if there are less than two Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company’s board of directors, a copy of which shall be delivered to Indemnitee or (D) if so directed by the Company’s board of directors, by the stockholders of the Company. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company, to the extent permitted by applicable law.

(c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this Section 10(c). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Company’s board of directors, and the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Company’s board of directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection;provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after the later of (i) submission by Indemnitee of a written request for indemnification pursuant to Section 10(a) hereof and (ii) the final disposition of the Proceeding, the parties have not agreed upon an Independent Counsel, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel and for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 12(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d) The Company agrees to pay the reasonable fees and expenses of any Independent Counsel.

11. Presumptions and Effect of Certain Proceedings.

(a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption.

(b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(c) Neither the knowledge, actions nor failure to act of any other director, officer, agent or employee of the Enterprise shall be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

12. Remedies of Indemnitee.

(a) Subject to Section 12(e), in the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 or 12(d) of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10 of this Agreement within 90 days after the later of the receipt by the Company of the request for indemnification or the final disposition of the Proceeding, (iv) payment of indemnification pursuant to this Agreement is not made (A) within ten days after a determination has been made that Indemnitee is entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4, 5 and 12(d) of this Agreement, within 30 days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his or her option, may seek an award in arbitration with respect to his or her entitlement to such indemnification or advancement of Expenses, to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 12(a);provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his or her rights under Section 4 of this Agreement. The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration in accordance with this Agreement.

(b) Neither (i) the failure of the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or stockholders to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor (ii) an actual determination by the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or stockholders that Indemnitee has not met the applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct. In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 12, the Company shall, to the fullest extent not prohibited by law, have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

(c) To the fullest extent not prohibited by law, the Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement. If a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) To the extent not prohibited by law, the Company shall indemnify Indemnitee against all Expenses that are incurred by Indemnitee in connection with any action for indemnification or advancement of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company to the extent Indemnitee is successful in such action, and, if requested by Indemnitee, shall (as soon as reasonably practicable, but in any event no later than 90 days, after receipt by the Company of a written request therefor) advance such Expenses to Indemnitee, subject to the provisions of Section 8.

(e) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification shall be required to be made prior to the final disposition of the Proceeding.

13. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amounts incurred by Indemnitee, whether for Expenses, judgments, fines or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the events and transactions giving rise to such Proceeding; and (ii) the relative fault of Indemnitee and the Company (and its other directors, officers, employees and agents) in connection with such events and transactions.

14. Non-exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s articles of incorporation or bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. To the extent that a change in Florida law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s articles of incorporation and bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein. Except as expressly set forth herein, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as expressly set forth herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

15. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received payment for such amounts under any insurance policy, contract, agreement or otherwise.

16. Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, trustees, general partners, managing members, officers, employees, agents or fiduciaries of the Company or any other Enterprise, Indemnitee shall be covered by such policy or policies to the same extent as the most favorably-insured persons under such policy or policies in a comparable position.

17. Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

18. Services to the Company. Indemnitee agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of another Enterprise, for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation or is removed from such position. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and Indemnitee. Indemnitee specifically acknowledges that any employment with the Company (or any of its subsidiaries or any Enterprise) is at will, and Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Indemnitee and the Company (or any of its subsidiaries or any Enterprise), any existing formal severance policies adopted by the Company’s board of directors or, with respect to service as a director or officer of the Company, the Company’s articles of incorporation or bylaws or the FBCA. No such document shall be subject to any oral modification thereof.

19. Duration. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of any other Enterprise, as applicable; or (b) one year after the final termination of any Proceeding, including any appeal, then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 12 of this Agreement relating thereto.

20. Successors. This Agreement shall be binding upon the Company and its successors and assigns, including any direct or indirect successor, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Company, and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

21. Severability; Limitation. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. All obligations of the Company hereunder shall be subject to any limitations in, and any requirements of, the FBCA as it may be in place at the applicable time. The Company’s inability, pursuant to court order or other applicable law, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

22. Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

23. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof;provided, however, that this Agreement is a supplement to and in furtherance of the Company’s articles of incorporation and bylaws and applicable law.

24. Modification and Waiver. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties hereto. No amendment, alteration or repeal of this Agreement shall adversely affect any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal. No waiver of any of the provisions of this Agreement shall constitute or be deemed a waiver of any other provision of this Agreement nor shall any waiver constitute a continuing waiver.

25. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a) if to Indemnitee, to Indemnitee’s address, facsimile number or electronic mail address as shown on the signature page of this Agreement or in the Company’s records, as may be updated in accordance with the provisions hereof; or

(b) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 5550 Glades Road, Suite 500, Boca Raton, FL 33431, or at such other current address as the Company shall have furnished to Indemnitee, with a copy (which shall not constitute notice) to Loeb & Loeb LLP Attn: Angela Dowd, 345 Park Avenue, New York, NY 10154.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day.

26. Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12(a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the courts of the State of Florida or the United States District Courts located in the State of Florida (the “Selected Courts”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Selected Courts for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Florida, the Company’s registered agent, as registered with the Florida Secretary of State, as its agent in the State of Florida as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Florida, (iv) waive any objection to the laying of venue of any such action or proceeding in the Selected Courts, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Selected Courts has been brought in an improper or inconvenient forum.

27. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

28. Captions. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

(signature page follows)

The parties are signing this Indemnification Agreement as of the date stated in the introductory sentence.

FUBOTV INC.

_________________________________________
(Signature)

_________________________________________
(Print name)

_________________________________________
(Title)

[INDEMNITEE]

_________________________________________
(Signature)

_________________________________________
(Print name)

_________________________________________
(Street address)

_________________________________________
(City, State and ZIP)

FUBOTV INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 14, 2020 AT 12:00 PM ET
CONTROL ID:
REQUEST ID:

The undersigned shareholder of fubo TV, Inc., a Florida corporation (hereby appoint each of David Gandler, Simone Nardi and Gina Sheldon (a “Proxy”) as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2020 annual meeting of Stockholders of the Company, to be held on December 14, 2020 at 12:00 p.m. Eastern Time online at www.isuerdirect.com/virtual-event/fubo, and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting, and at any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/FUBO
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OFFUBOTV INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR	WITHHOLD
Election of Directors:
David Gandler	☐	☐
Edgar Bronfman, Jr.	☐	☐		CONTROL ID:
Pär-Jörgen Pärson	☐	☐		REQUEST ID:
Daniel Leff	☐	☐
Henry Ahn	☐	☐
Ignacio Figueras	☐	☐
Laura Onopchenko	☐	☐
Proposal 2	FOR	AGAINST	ABSTAIN
To approve, on an advisory basis, the compensation of our named executive officers for fiscal year 2019.	☐	☐	☐

Proposal 3	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

Proposal 4	FOR	AGAINST	ABSTAIN

To approve the ability of the Company to grant incentive stock options under the 2020 Equity Incentive Plan, or the 2020 Plan, and an amendment to the 2020 Plan to increase its share reserve (collectively referred to as the 2020 Plan Proposal).
	☐	☐	☐

Proposal 5	FOR	AGAINST	ABSTAIN
To ratify a form of indemnification agreement for use with our directors and officers.	☐	☐	☐

Proposal 6	FOR	AGAINST	ABSTAIN
To ratify the approval of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)